UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-834

Name of Registrant: VANGUARD WINDSOR FUNDS

Address of Registrant: P.O. BOX 2600, VALLEY FORGE, PA 19482

Name and address of agent for service: R. GREGORY BARTON
                                       P.O. BOX 876
                                       VALLEY FORGE, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  October 31

Date of reporting period:  November 1, 2002 - October 31, 2003

ITEM 1: Reports to Shareholders

VANGUARD(R) WINDSOR(TM) FUND

OCTOBER 31, 2003

ANNUAL REPORT

[VANGUARD GROUP LOGO(R)]

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).
--------------------------------------------------------------------------------
CONTENTS

 1 letter from the chairman
 6 advis0r's report
 9 fund profile
10 glossary of investment terms
11 performance summary
13 your fund's after-tax returns
14 about your fund's expenses
15 financial statements
27 advantages of vanguard.com
--------------------------------------------------------------------------------
SUMMARY

* Vanguard Windsor Fund returned 30.7% during its 2003 fiscal year, topping the results of its primary comparative index, its average mutual fund peer, and the broad stock market.
* Stocks rose across the board during the 12 months ended October 31, 2003, but small-capitalization stocks and international equities performed particularly well.
* Windsor's excellent result was the product of a powerful rally in the U.S. stock market and the strong gains posted by some of its largest holdings.
--------------------------------------------------------------------------------

Want less clutter in your mailbox? Just register with VANGUARD.COM and opt to get fund reports online.

LETTER FROM THE CHAIRMAN

FELLOW SHAREHOLDER,

Vanguard  Windsor Fund  returned  30.7% during its 2003 fiscal year,  benefiting from the U.S. stock market's broad-based resurgence and some excellent stock-picking by the fund's investment advisors. As you can see in the adjacent table, Windsor's return topped the results of the fund's comparative measures and the broad market.

Windsor owed its solid perfor-mance to double-digit gains in several key sectors (financial services, materials & processing, and technology) and terrific advances registered by many of its biggest holdings--in particular, Citigroup, the fund's largest holding.

[PICTURES OF JOHN J. BRENNAN]

-------------------------------------------------
2003 TOTAL RETURNS              FISCAL YEAR ENDED
                                       OCTOBER 31
-------------------------------------------------
VANGUARD WINDSOR FUND
  Investor Shares                           30.7%
  Admiral Shares                            30.7
Russell 1000 Value Index                    22.9
Average Multi-Cap Value Fund*               24.7
Wilshire 5000 Index                         24.4
-------------------------------------------------
*Derived from data provided by Lipper Inc.

The per-share components of your fund's total returns--starting and ending net asset values and fund distributions--appear on page 5. If you hold Windsor in a taxable account, you may wish to review the fund's after-tax returns on page 13.

STOCKS STAGED A REMARKABLE TURNAROUND

Weak economic data and the prospect of war in Iraq helped depress U.S. stock prices early in the fiscal year, but the outbreak of fighting in mid-March had a cathartic effect. The U.S. military's quick advance, combined with rosier reports on the nation's economy and corporate earnings, helped launch a surprisingly strong and sustained rally.

For the full 12 months, the broad U.S. market, as measured by the Wilshire 5000 Total Market Index, returned 24.4%. Gains were

--------------------------------------------------------------------------------
ADMIRAL(TM) SHARES

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
--------------------------------------------------------------------------------

substantially similar overall for growth and value stocks (i.e., stocks that sport a premium price for their earnings growth potential versus those with bargain-basement price tags relative to earnings, book value, or other measures), but there was a wide divide between stocks of small and large companies. The 43.4% return of the small-capitalization Russell 2000 Index was nearly double the result of the large- and mid-cap Russell 1000 Index. The gains were equally impressive overseas, particularly in emerging markets and the Pacific Rim nations. In the aggregate, international markets outpaced the U.S. market during the 12 months. For U.S.-based investors, the results from abroad were boosted by a weakening of the dollar against most major currencies.

"JUNK" BOND RETURNS RIVALED THE GAINS OF STOCKS

In the bond market, higher risk correlated with higher returns during the fiscal year, with below-investment-grade bonds posting results that outpaced those of the equity markets. The Lehman Brothers High Yield Bond Index surged 33.8%. Meanwhile, U.S. Treasury securities--considered to be risk-free--posted returns in the low single digits, with interest income offsetting a decline in prices. As bond prices fell, yields rose. At the fiscal year-end, the yield of the 10-year Treasury note stood at 4.29%, 40 basis points (0.40 percentage point) higher than at the start of the period.

----------------------------------------------------------------------------
MARKET BAROMETER                                AVERAGE ANNUAL TOTAL RETURNS
                                              PERIODS ENDED OCTOBER 31, 2003
                                        ------------------------------------
                                                ONE        THREE        FIVE
                                               YEAR        YEARS       YEARS
----------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)               22.3%        -8.2%        1.1%
Russell 2000 Index (Small-caps)               43.4          3.4         8.3
Wilshire 5000 Index (Entire market)           24.4         -7.1         1.7
MSCI All Country World Index Free
  ex USA (International)                      30.4         -4.4         1.4
----------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                    4.9%         8.4%        6.5%
  (Broad taxable market)
Lehman Municipal Bond Index                    5.1          7.1         5.6
Citigroup 3-Month Treasury Bill Index          1.2          2.6         3.6
============================================================================
CPI
Consumer Price Index                           2.0%         2.1%        2.4%
----------------------------------------------------------------------------

The pattern was different among debt securities with the shortest maturities, which are influenced more strongly by the Federal Reserve Board's interest rate moves than by market forces. During the fiscal year, the Fed slashed its target federal funds rate by 75 basis points to 1.00%, the lowest level since 1958.

The yield of the 3-month Treasury bill, a fair proxy for money market interest rates, fell by 50 basis points to end the period at 0.95%.

SEVERAL LARGE HOLDINGS PROVIDED A BIG BOOST

During the past 12 months, Vanguard Windsor Fund provided a total return that was well above that of the broad stock market and its other comparative measures. Several of the fund's largest holdings were the biggest contributors to its strong performance. Citigroup, the banking behemoth that accounts for nearly 6% of the fund's assets, gained 32%. Cable company Comcast and aluminum giant Alcoa--the fund's second- and third-largest holdings, respectively, at year-end--also registered excellent returns.

Among industry sectors, the fund's technology, materials & processing, and financial services stocks were big positive contributors. Financial services stocks had, by far, the largest impact on the fund's performance. This sector accounts for nearly $3 out of every $10 invested in the fund. The materials & processing sector--home to the type of heavy industry and manufacturing companies that Windsor's investing style often favors--performed well as the economic recovery picked up steam.

----------------------------------------------------------------
FUND ASSETS MANAGED                             OCTOBER 31, 2003
                                      --------------------------
                                        $ MILLION     PERCENTAGE
----------------------------------------------------------------
Wellington Management Company, llp        $11,828            69%
Sanford C. Bernstein & Co., LLC             4,572            27
Short-Term Reserves*                          654             4
----------------------------------------------------------------
Total                                     $17,054           100%
----------------------------------------------------------------
*Short-term reserves are invested by The Vanguard Group in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.

The health care sector, the worst performer in the Russell 1000 Value Index, was a relative dark spot for Windsor; the fund's weighting in these shares was about three times larger than that of the index. However, the fund's health care holdings provided solid absolute gains during the period, returning about 17%.

(Wellington Management Company and Sanford C. Bernstein & Co. independently manage portions of the fund's assets; see table above for breakdown.)

For details on the market factors and individual securities that contributed to the fund's performance, see the Advisor's Report from Wellington Management Company, which begins on page 6.

OVER THE LONG RUN, WINDSOR'S APPROACH HAS BEEN REWARDING

Windsor's approach to investing ensures that the ride will not always be smooth. The fund's advisors often seek out stocks that others shun, and they amass relatively large stakes in a small number of value-oriented companies. Such decisions typify both the appeal and the risk of active management. In the end, the goal is to provide Windsor shareholders with long-term growth that surpasses the results of similar funds. On this score, Windsor has measured up well. Over the past decade, Windsor returned an annualized 10.6%, outpacing the returns of its average peer fund and the broad market, while falling just behind the 11.0% return of the Russell 1000 Value Index.

----------------------------------------------------------------
TOTAL RETURNS                                    TEN YEARS ENDED
                                                OCTOBER 31, 2003
----------------------------------------------------------------
                                 AVERAGE          FINAL VALUE OF
                                  ANNUAL               A $10,000
                                  RETURN      INITIAL INVESTMENT
----------------------------------------------------------------
Windsor Fund
  Investor Shares                  10.6%               $  27,460
Russell 1000 Value Index           11.0                   28,491
Average Multi-Cap
  Value Fund                        9.6                   25,122
Wilshire 5000 Index                10.0                   25,853
----------------------------------------------------------------

Over the decade, a hypothetical initial investment of $10,000 in Windsor would have grown into nearly $27,500, about $2,300 more than the same investment would have accumulated in the average multi-cap value fund. This margin is the result of two factors: the skill of Windsor's investment advisors and the fund's low operating costs, which allow you to keep a greater share of the return generated by the advisors' investment decisions. (To compare the costs of your fund with those of competing funds, please see the table on page 14.)

A CHANGED ENVIRONMENT SHOULD NOT ALTER YOUR STRATEGY

Much has changed in the stock and bond markets over the past year, but my message has not. The stock market's long-awaited recovery is a vindication of a balanced investment plan, not a signal that such a plan is no longer necessary. Because the future performance of the different asset classes is always uncertain, there is only one way to combine the opportunity for gain with some protection from loss: diversification.

In light of the shocking allegations about market-timing and late trading at some investment management firms, I feel compelled to close this letter with an assurance that Vanguard has policies and procedures in place to identify and deter such behavior. In addition,

I have great confidence in the ethics, integrity, and character of the Vanguard crew--values that receive strong institutional support from our mutual corporate structure, which channels all our efforts into the creation of wealth for our shareholders.

Thank you for entrusting your hard-earned money to us.


Sincerely,


/S/JOHN J. BRENNAN
John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

NOVEMBER 12, 2003




--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE OCTOBER 31, 2002-OCTOBER 31, 2003

                                                     DISTRIBUTIONS PER SHARE
                                                   -----------------------------
                           STARTING        ENDING         INCOME       CAPITAL
                        SHARE PRICE   SHARE PRICE      DIVIDENDS         GAINS
--------------------------------------------------------------------------------
Windsor Fund
  Investor Shares            $11.81        $15.23         $0.170        $0.000
  Admiral Shares              39.88         51.41          0.612         0.000
--------------------------------------------------------------------------------

ADVISOR'S REPORT

Vanguard Windsor Fund's performance for the 2003 fiscal year was quite good, both absolutely and relatively. This represented a gratifying comeback from our poor performance during fiscal 2002. The fund returned 30.7% during the 12-month period, compared with 20.8% for the Standard & Poor's 500 Index, a benchmark for large-capitalization stocks, and 24.7% for the average multi-cap value fund.

The biggest contributors to the performance of our portion of the portfolio, which amounts to about 70% of the fund's assets, were Citigroup, Comcast, Alcoa, Tyco International, and Eaton. There were no significant "bombs"--an important part of our success. Another factor in our strong result was patience. Citigroup, Comcast, Tyco, and Alcoa were all "bad guys" last year, but they were working fundamentally. We stuck with them and were rewarded this year.

OUR CYCLICAL HOLDINGS ROSE ALONG WITH THE ECONOMY

Compared with the S&P 500 Index, we were overweighted in economically sensitive stocks going into the year. This strategy paid off and contributed meaningfully to our results. We were more optimistic than most that the U.S. economy would finally get going after the major hostilities in Iraq ended, and we turned out to be right. But even we were a bit surprised by the third-quarter gross domestic product advance of an annual rate of 8.2% and by the nearly 20% rise in the S&P 500's year-over-year profits. We did some selling among cyclical stocks that advanced from undervalued to fairly valued, but we are still somewhat overweighted here. We think the U.S. economy is capable of sustaining 3%-4% growth for the next several years without triggering an acceleration in inflation.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects a belief that superior long-term investment results can be achieved by emphasizing common stocks that are generally misunderstood, out of favor, or undervalued by fundamental measures such as price/earnings ratio or dividend yield. The fund may concentrate a large portion of assets in those securities or industries the advisors believe offer the best return potential.
--------------------------------------------------------------------------------

Our team of Wellington Management investment professionals, now numbering eight, is dedicated to the pursuit of extraordinary returns for Windsor Fund shareholders through superior stock selection. In fiscal 2003, our record on this front was very strong: All eight of the market sectors in which we were invested outperformed their S&P counterparts. We look for stocks that are undervalued--those that are temporarily mispriced by the market because it is overly focused on some event, data point, or issue, and has lost track of the fair value of a stock. Over time, such opportunities have increased, in our view, thanks to the growing popularity of various "momentum" investing approaches. Momentum investors are short-term-oriented investors who often create opportunities for those, like ourselves, who are willing to be a little more patient and who buy stocks that are trading temporarily below their longer-term fair value.

OUR POSITIONING SHOULD CONTINUE TO BODE WELL

Despite our good performance during the past fiscal year, we still see considerable upside potential in our portfolio, based on our usual "value proposition" metrics. At year-end, the portfolio's holdings had a projected earnings growth rate that was similar to that of the broad market, but traded at only 12.8 times projected 2004 earnings, a 27% discount to the S&P 500's multiple. Our discount is not quite the 30%-35% it was a year ago, but it is still serviceable. This reflects our modus operandi of selling stocks as they move from undervalued to fairly valued and replacing them with new undervalued stocks to keep the portfolio fresh.

Our  investing  approach is typically  tagged "deep value" by the label  makers.
This is fair to the extent that our portfolio usually trades at a big price/earnings (P/E) ratio discount to the market. However, we are always quick to point out that "deep value" is not the same as "junk." We strive to always have a portfolio of well-managed, well-positioned, and well-financed companies that we have been able to acquire at a big discount to the P/E ratio that such companies usually command. Here's a measure of the quality in our portfolio: The average S&P credit rating of our ten largest holdings, about 39% of our portion of the portfolio, is a solid A-.

In our report to you six months ago, we asserted that the dividend tax relief legislated by Congress earlier this year would be good for stocks in general and for our stocks in particular, given their below-market dividend payouts. We saw the legislation as a challenge to all management to give serious consideration to increasing their payouts or to be able to defend why they wouldn't do so. In fact, we took just such a message to a number of our companies, whose payouts we thought were too low. Some, like Citigroup and Washington Mutual, responded with dramatic dividend jumps; others have yet to be heard from. In total, though, the dividend stream from the portfolio that we had at the time of the legislation has increased a healthy 20%. We think this has been a positive contributor to our performance, though there is no precise way to quantify the benefit.

We will continue to dedicate ourselves to generating excellent returns for the fund's shareholders without taking undue risks.

CHARLES T. FREEMAN, PORTFOLIO MANAGER
DAVID R. FASSNACHT, ASSISTANT PORTFOLIO MANAGER

WELLINGTON MANAGEMENT COMPANY, LLP

NOVEMBER 17, 2003

FUND PROFILE


This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 10.


WINDSOR FUND
----------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                 COMPARATIVE           BROAD
                                       FUND           INDEX*         INDEX**
----------------------------------------------------------------------------
Number of Stocks                        161              735           5,270
Median Market Cap                    $17.5B           $24.1B          $26.9B
Price/Earnings Ratio                  17.6x            17.2x           22.8x
Price/Book Ratio                       2.2x             2.2x            2.9x
Yield                                                   2.4%            1.6%
  Investor Shares                      1.3%
  Admiral Shares                       1.4%
Return on Equity                      19.8%            18.2%           19.7%
Earnings Growth Rate                   4.4%             4.3%            7.6%
Foreign Holdings                       9.3%             0.0%            0.8%
Turnover Rate                           23%               --              --
Expense Ratio                                             --              --
  Investor Shares                     0.48%
  Admiral Shares                      0.37%
Cash Investments                         3%               --              --
----------------------------------------------------------------------------

--------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Citigroup, Inc.                         5.6%
  (banking)
Comcast Corp. Special Class A           3.6
  (telecommunications)
Alcoa Inc.                              3.3
  (metals and mining)
Washington Mutual, Inc.                 3.1
  (banking)
Tyco International Ltd.                 2.7
  (conglomerate)
International Business Machines Corp.   2.4
  (computer hardware)
TJX Cos., Inc.                          2.4
  (retail)
Canadian National Railway Co.           1.9
  (transportation)
Health Net Inc.                         1.9
  (health products and services)
Fannie Mae                              1.9
  (financial services)
--------------------------------------------
Top Ten                                28.8%
--------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.


----------------------------------------------------------------
VOLATILITY MEASURES
                               COMPARATIVE                 BROAD
                      FUND          INDEX*    FUND       INDEX**
----------------------------------------------------------------
R-Squared             0.94            1.00    0.82          1.00
Beta                  1.17            1.00    0.92          1.00
----------------------------------------------------------------


------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)

                                    COMPARATIVE        BROAD
                             FUND        INDEX*      INDEX**
------------------------------------------------------------
Auto & Transportation          5%            3%           3%
Consumer Discretionary        11            11           16
Consumer Staples               1             6            7
Financial Services            28            36           23
Health Care                   11             4           13
Integrated Oils                5             8            3
Other Energy                   1             2            2
Materials & Processing         9             6            4
Producer Durables              5             4            4
Technology                     8             7           15
Utilities                      8            13            7
Other                          5             0            3
------------------------------------------------------------
Cash Investments               3%           --           --
------------------------------------------------------------

---------------------------------
INVESTMENT FOCUS

Style                       Value
Market Cap                 Medium
---------------------------------
*Russell 1000 Value Index.
**Wilshire 5000 Index.

                                               VISIT OUR WEBSITE AT VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other index-based products.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.


WINDSOR FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE OCTOBER 31, 1993-OCTOBER 31, 2003
                                                                        AVERAGE
           WINDSOR FUND             WILSHIRE      RUSSELL 1000        MULTI-CAP
        INVESTOR SHARES           5000 INDEX       VALUE INDEX      VALUE FUND*

199310            10000                10000             10000            10000
199401            10637                10330             10354            10443
199404             9924                 9734              9813             9960
199407            10496                 9850              9990            10109
199410            10635                10251             10076            10366
199501            10209                10225             10083            10218
199504            11266                11183             11051            11157
199507            12560                12422             12078            12219
199510            12528                12890             12566            12489
199601            13404                14022             13956            13590
199604            14256                14780             14355            14223
199607            13886                14246             13997            13741
199610            15429                15701             15548            15065
199701            17483                17439             17261            16617
199704            17523                17387             17594            16573
199707            20503                20971             20832            19672
199710            19601                20662             20708            19404
199801            20067                21851             21940            20045
199804            23059                24907             25016            22332
199807            21006                24544             24520            21171
199810            19447                23718             23779            20336
199901            20190                27811             25939            22002
199904            23726                29171             28540            23371
199907            23088                29048             28195            23496
199910            22120                29807             27708            22719
200001            21065                31769             26723            22376
200004            22703                32617             27433            23296
200007            22824                32195             26786            23235
200010            24686                32222             29237            25204
200101            27216                30665             29676            26238
200104            27610                28018             29196            25497
200107            27680                27364             29128            25573
200110            24595                23994             25769            23062
200201            27034                25966             27695            24823
200204            26467                25249             28055            24730
200207            21853                21326             24106            20946
200210            21017                20776             23187            20149
200301            21082                20284             23006            20105
200304            22839                21819             24405            20887
200307            25134                24060             26696            23246
200310            27460                25853             28491            25122
--------------------------------------------------------------------------------
                                      AVERAGE ANNUAL TOTAL RETURNS
                                    PERIODS ENDED OCTOBER 31, 2003
                                 ----------------------------------  FINAL VALUE
                                      ONE        FIVE          TEN  OF A $10,000
                                     YEAR       YEARS        YEARS    INVESTMENT
--------------------------------------------------------------------------------
Windsor Fund Investor Shares       30.66%       7.14%       10.63%       $27,460
Wilshire 5000 Index                24.44        1.74         9.96         25,853
Russell 1000 Value Index           22.87        3.68        11.04         28,491
Average Multi-Cap Value Fund*      24.68        4.32         9.65         25,122
--------------------------------------------------------------------------------

                                                                     FINAL VALUE
                                      ONE             SINCE        OF A $250,000
                                     YEAR       INCEPTION**          INVESTMENT
--------------------------------------------------------------------------------
Windsor Fund Admiral Shares        30.72%             3.85%             $269,267
Wilshire 5000 Index                24.44              1.28               256,329
Russell 1000 Value Index           22.87              3.14               265,664
--------------------------------------------------------------------------------

FISCAL-YEAR TOTAL RETURNS (%) OCTOBER 31, 1993-OCTOBER 31, 2003

                                WINDSOR FUND           RUSSELL 1000
                              INVESTOR SHARES           VALUE INDEX

1994                                6.3                    0.8
1995                               17.8                   24.7
1996                               23.2                   23.7
1997                               27.0                   33.2
1998                               -0.8                   14.8
1999                               13.7                   16.5
2000                               11.6                    5.5
2001                               -0.4                  -11.9
2002                              -14.5                  -10.0
2003                               30.7                   22.9
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
**November 12, 2001.
Note: See Financial Highlights tables on pages 21 and 22 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                TEN YEARS
                           INCEPTION       ONE    FIVE  ------------------------
                                DATE      YEAR   YEARS   CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------
Windsor Fund
  Investor Shares         10/23/1958    33.44%   7.61%     7.88%   2.10%   9.98%
  Admiral Shares          11/12/2001    33.61    0.58*       --      --      --
--------------------------------------------------------------------------------
*Return since inception.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. However, they do not reflect the reduced rates on "qualified dividend income." (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED OCTOBER 31, 2003

                                            ONE YEAR    FIVE YEARS     TEN YEARS
                                          --------------------------------------
WINDSOR FUND INVESTOR SHARES
  Returns Before Taxes                         0.66%         7.14%        10.63%
  Returns After Taxes on Distributions        30.03          5.05          7.64
  Returns After Taxes on Distributions
     and Sale of Fund Shares                  19.84          5.19          7.61
--------------------------------------------------------------------------------

ABOUT YOUR FUND'S EXPENSES

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the fund, using the fund's actual return and operating expenses for the fiscal year ended October 31, 2003. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the fund's peer group, which is derived from data provided by Lipper Inc.

--------------------------------------------------------------------------------
                         COST OF $10,000                FUND         PEER GROUP*
                      INVESTMENT IN FUND       EXPENSE RATIO       EXPENSE RATIO
--------------------------------------------------------------------------------
WINDSOR FUND
  Investor Shares                    $55               0.48%               1.45%
  Admiral Shares                      43               0.37                  --
--------------------------------------------------------------------------------
*Average Multi-Cap Value Fund.
The fund does not charge transaction fees; these results apply whether or not you redeemed your investment at the end of the given period. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2002.


You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

FINANCIAL STATEMENTS
  STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
WINDSOR FUND                                     SHARES                   (000)
--------------------------------------------------------------------------------
COMMON STOCKS (93.4%)(1)
--------------------------------------------------------------------------------
AUTO & Transportation (5.1%)
     Canadian National Railway Co.            5,310,900         $       319,716
     Compagnie Generale des
       Etablissements Michelin Class B        2,784,286                 109,243
*(2) Continental Airlines, Inc.
       Class B                                4,894,900                  93,493
     Burlington Northern
       Santa Fe Corp.                         1,949,000                  56,404
     Norfolk Southern Corp.                   2,743,600                  55,284
*    Northwest Airlines Corp.
       Class A                                4,032,100                   55,199
     CSX Corp.                                1,619,900                  51,545
     Magna International, Inc.
       Class A                                  638,700                  51,243
     Genuine Parts Co.                        1,476,100                  46,970
*    Lear Corp.                                 362,500                  21,058
     Dana Corp.                                 704,800                  11,474
                                                                ----------------
                                                                $       871,629
                                                                ----------------

CONSUMER DISCRETIONARY (10.7%)
     TJX Cos., Inc.                          19,326,500                 405,663
*    Time Warner, Inc.                       17,583,100                 268,846
(2)  Ross Stores, Inc.                        5,325,400                 266,323
     Republic Services, Inc. Class A          7,813,200                 181,657
     Gannett Co., Inc.                        1,804,300                 151,760

*    Staples, Inc.                            4,961,000                 133,054
*    BearingPoint, Inc.                       8,302,600                 78,044
*    Accenture Ltd.                           2,688,000                  62,899
     Federated Department
       Stores, Inc.                           1,100,300                  52,319
     May Department Stores Co.                1,626,500                  45,477
     Leggett & Platt, Inc.                    2,013,600                  42,064
     Sears, Roebuck & Co.                       791,600                  41,662
     Liz Claiborne, Inc.                      1,077,000                  39,731
     VF Corp.                                   660,100                  28,021
     Whirlpool Corp.                            313,100                  22,064
                                                                ----------------
                                                                $     1,819,584
                                                                ----------------
CONSUMER STAPLES (0.9%)
     Altria Group, Inc.                       2,259,800                 105,081
     SuperValu Inc.                             942,100                  23,760
*    Safeway, Inc.                              991,600                  20,923
                                                                ----------------
                                                                $       149,764
                                                                ----------------
FINANCIAL SERVICES (26.6%)
  BANKS---NEW YORK CITY (0.1%)
     J.P. Morgan Chase & Co.                    415,800                  14,927

BANKS---OUTSIDE NEW YORK CITY (4.9%)
     UnionBanCal Corp.                        3,983,600                 215,792
     Bank of America Corp.                    2,313,500                 175,201
     Wachovia Corp.                           2,531,300                 116,111
     U.S. Bancorp                             3,496,521                  95,175

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
WINDSOR FUND                                     SHARES                   (000)
--------------------------------------------------------------------------------
     FleetBoston Financial Corp.              1,900,704         $        76,769
     National City Corp.                      2,185,700                  71,385
     Regions Financial Corp.                  1,533,450                  56,354
     Wells Fargo & Co.                          510,000                  28,723

DIVERSIFIED FINANCIAL SERVICES (7.9%)
     Citigroup, Inc.                         20,240,246                 959,388
     CIT Group Inc.                           5,065,400                 170,299
     Morgan Stanley                           1,200,900                  65,893
     Metropolitan Life Insurance Co.          1,773,100                  55,675

     John Hancock Financial
       Services, Inc.                         1,300,000                  45,955
*    Promise Co. Ltd.                           828,700                  37,238
*    Takefuji Corp.                              92,280                   5,465

FINANCE COMPANIES (0.2%)
     Capital One Financial Corp.                675,100                  41,046

FINANCIAL---MISCELLANEOUS (2.7%)
     Fannie Mae                               4,412,800                 316,354
     Freddie Mac                              1,791,400                 100,551
(2)  Metris Cos., Inc.                        5,871,600                  27,773
     MBNA Corp.                                 645,600                  15,979

INSURANCE---LIFE
     Jefferson-Pilot Corp.                      162,900                   7,777

INSURANCE---MULTILINE (1.8%)
     The Hartford Financial
       Services Group Inc.                    2,755,500                 151,277
     Allstate Corp.                           1,413,100                  55,817
     Torchmark Corp.                          1,182,800                  51,901
     St. Paul Cos., Inc.                        900,000                  34,317
     American International
       Group, Inc.                              260,200                  15,828

INSURANCE---PROPERTY-CASUALTY (3.9%)
(2)  RenaissanceRe Holdings Ltd.              4,503,000                 202,545
     ACE Ltd.                                 3,972,100                 142,996
     PartnerRe Ltd.                           1,876,100                 101,816
(2)  IPC Holdings Ltd.                        2,595,500                  97,201
     The Chubb Corp.                           907,500                  60,630
     Travelers Property Casualty
       Corp. Class A                          2,181,964                  35,566
     The PMI Group Inc.                         585,800                  22,395
     Travelers Property Casualty
       Corp. Class B                            467,837                   7,658

REAL ESTATE INVESTMENT TRUSTS (0.3%)
     Liberty Property Trust REIT              1,426,800                  51,907

SAVINGS & Loan (4.4%)
     Washington Mutual, Inc.                 12,259,319                 536,345
     Golden West Financial Corp.              2,178,000                 218,737
*    Dime Bancorp Inc.-Litigation
       Tracking Warrants                      7,457,300                   1,268

SECURITIES BROKERS & SERVICES (0.4%)

     Lehman Brothers Holdings, Inc.             912,900                  65,729
                                                                ----------------
                                                                $     4,553,763
                                                                ----------------
Health Care (10.0%)
*(2) Health Net Inc.                         10,049,960                 317,478
     Pfizer Inc.                              9,830,485                 310,643
*(2) Oxford Health Plans, Inc.                6,602,800                 267,413
     Aventis SA ADR                           3,930,700                  208,170
     HCA Inc.                                 5,252,000                 200,889
     Wyeth                                    3,863,400                 170,530
     Abbott Laboratories                      2,738,600                 116,719
     Merck & Co., Inc.                        1,140,000                  50,445
     GlaxoSmithKline PLC ADR                  1,007,700                  43,623
     Bristol-Myers Squibb Co.                   800,000                  20,296
     Aventis SA Class A                          91,771                   4,860
                                                                ----------------
                                                                $     1,711,066
                                                                ----------------

INTEGRATED OILS (4.9%)
     Petrol Brasil ADR                        8,006,300                 188,148
     ExxonMobil Corp.                         4,869,008                 178,108
     ConocoPhillips Co.                       1,961,899                 112,123
     Royal Dutch Petroleum
       Co. ADR                                1,846,600                  81,952
     Petro Canada                             1,848,300                  74,468
     Petrol Brasil Series A ADR               3,168,000                  68,936
     ChevronTexaco Corp.                        816,739                  60,684
     Occidental Petroleum Corp.               1,588,200                  56,000
     Total SA ADR                               304,400                  23,765
                                                                ----------------
                                                                $       844,184
                                                                ----------------

OTHER ENERGY (1.0%)
     GlobalSantaFe Corp.                      2,945,400                  66,301
     EnCana Corp.                             1,885,966                  64,821
     Valero Energy Corp.                        860,000                  36,722
                                                                ----------------
                                                                $       167,844
                                                                ----------------
MATERIALS & PROCESSING (8.4%)
     Alcoa Inc.                              17,753,968                 560,493
(2)  Engelhard Corp.                          9,152,300                 261,573
*    Packaging Corp. of America               4,512,300                  88,892
     Smurfit-Stone Container Corp.            5,005,363                  77,583
     Abitibi-Consolidated, Inc.              10,849,289                  72,799
     Dow Chemical Co.                         1,859,000                  70,066
     Air Products & Chemicals, Inc.           1,213,400                  55,100
     Georgia Pacific Group                    1,939,371                  50,967
     MeadWestvaco Corp.                       1,835,400                  47,574
     Rohm & Haas Co.                            692,600                  27,219

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
WINDSOR FUND                                     SHARES                   (000)
--------------------------------------------------------------------------------
     Ashland, Inc.                              607,000         $        22,605
     International Paper Co.                    557,100                  21,922
     Eastman Chemical Co.                       600,500                  19,492
*    Owens-Illinois, Inc.                     1,303,800                  16,037
     Martin Marietta Materials, Inc.            376,200                  15,413
     Boise Cascade Corp.                        473,900                  13,293
*    Crown Holdings, Inc.                     1,398,300                  11,047
*    Phosphate Resources
       Partners LP                            3,665,500                   5,315
     CNH Global NV                              155,980                   2,084
                                                                ----------------
                                                                $     1,439,474
                                                                ----------------

PRODUCER DURABLES (4.4%)

*(2) Toll Brothers, Inc.                      4,875,632                 179,618
     KB Home                                  2,296,800                 157,308
(2)  MDC Holdings, Inc.                       1,834,021                 123,466
     Pulte Homes, Inc.                          861,900                  74,563
*    Teradyne, Inc.                           2,581,500                  58,807
     Parker Hannifin Corp.                      975,600                  49,726
     Cooper Industries, Inc. Class A            936,000                  49,514
*    Varian Semiconductor
       Equipment Associates, Inc.               554,700                  26,820
*    Axcelis Technologies, Inc.               1,667,000                  17,637
*    Thomas & Betts Corp.                       648,600                  11,545
                                                                ----------------
                                                                $       749,004
                                                                ----------------
TECHNOLOGY (7.9%)
     International Business
       Machines Corp.                         4,668,100                 417,702
*(2) Arrow Electronics, Inc.                  9,826,200                 209,789
*    Flextronics International Ltd.           9,199,203                 128,789
     Hewlett-Packard Co.                      5,261,300                 117,380
     Microsoft Corp.                          3,612,100                  94,456
*    Nortel Networks Corp.                   20,754,500                  92,358
*    Avnet, Inc.                              4,311,000                  83,633
*    Vishay Intertechnology, Inc.             1,928,121                  36,152
*    Solectron Corp.                          6,392,300                  35,413
*    Unisys Corp.                             2,272,400                  34,904
*    Corning, Inc.                            2,980,400                  32,725
*    Tellabs, Inc.                            3,970,900                  29,901
*    Ingram Micro, Inc. Class A               1,470,500                  21,763
*    Sanmina-SCI Corp.                        1,212,400                  12,791
                                                                ----------------
                                                                $     1,347,756
                                                                ----------------
UTILITIES (7.2%)
*    Comcast Corp. Special
       Class A                               19,034,700                 620,912
*    Cox Communications, Inc.
       Class A                                3,145,000                 107,150
     Constellation Energy
       Group, Inc.                            1,506,425                  54,789
     Sprint Corp.                             3,407,500                  54,520
     Entergy Corp.                            1,009,600                  54,417
     American Electric
       Power Co., Inc.                        1,905,300                  53,710
     PPL Corp.                                1,225,000                  48,902
     Sempra Energy                            1,571,700                  43,693
     Verizon Communications                   1,245,442                  41,847
     SBC Communications Inc.                  1,569,800                  37,644
     BellSouth Corp.                          1,386,600                  36,481
*    Qwest Communications
       International Inc.                     9,514,550                  33,586
*    Sprint PCS                               5,951,100                  25,887
     Cinergy Corp.                              239,525                   8,697
     Northeast Utilities                        239,000                   4,503
*    McLeod USA Inc.                          2,963,508                   3,497
*    Comcast Corp. Class A                       84,983                   2,883
     AT&T Corp.                                  52,540                     977
                                                                ----------------
                                                                $     1,234,095
                                                                ----------------
OTHER (6.1%)
     Tyco International Ltd.                 21,716,800                 453,447
     Eaton Corp.                              2,651,200                 265,756
     Textron, Inc.                            1,142,000                  56,746

MISCELLANEOUS (1.6%)                                                    269,600
                                                                ----------------
                                                                $     1,045,549
                                                                ----------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $12,918,811)                          $    15,933,712
--------------------------------------------------------------------------------
TEMPORARY INVESTMENTS (7.3%)(1)
--------------------------------------------------------------------------------
Vanguard Index Participation
     Equity Receipts--
     Total Stock Market                       2,948,800         $       298,654

                                            FACE AMOUNT
                                                  (000)
                                            -----------
FEDERAL NATIONAL MORTGAGE ASSN.
(3)  1.07%, 1/7/2004                          $   2,000                   1,996
(3)  1.05%, 1/20/2004                            20,000                  19,955

REPURCHASE AGREEMENTS
Collateralized by U.S. Government
     Obligations in a Pooled
     Cash Account
     1.065%, 11/3/2003                          779,113                 779,113
     1.064%, 11/3/2003--Note G                  139,193                 139,193
--------------------------------------------------------------------------------
TOTAL TEMPORARY INVESTMENTS (Cost $1,180,771)                   $     1,238,911
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.7%) (Cost $14,099,582)                   $    17,172,623
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
WINDSOR FUND                                                              (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (-0.7%)                       $      (118,519)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                               $    17,054,104
================================================================================
*See Note A in Notes to Financial Statements.

*Non-income-producing security.

(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-traded funds. After giving effect to these investments, the fund's effective common stock and temporary cash investment positions represent 97.2% and 3.5%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2) Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $2,046,672,000.
(3) Securities with an aggregate value of $21,951,000 have been segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Assets
     Investments in Securities, at Value                        $    17,172,623
     Receivables for Investment Securities Sold                         125,494
     Other Assets---Note C                                               47,802
                                                                ----------------
       Total Assets                                             $    17,345,919
                                                                ----------------
LIABILITIES
     Payables for Investment Securities Purchased                       115,125
     Security Lending Collateral Payable to Brokers---Note G            139,193
     Other Liabilities                                                   37,497
                                                                ----------------
       Total Liabilities                                        $       291,815
                                                                ----------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                               $    17,054,104
================================================================================
                                                                         AMOUNT
                                                                          (000)
--------------------------------------------------------------------------------
AT OCTOBER 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                 $    15,051,873
Undistributed Net Investment Income                                      45,625
Accumulated Net Realized Losses                                      (1,126,702)
Unrealized Appreciation
     Investment Securities                                            3,073,041
     Futures Contracts                                                   10,267
--------------------------------------------------------------------------------
       NET ASSETS                                               $    17,054,104
================================================================================
Investor Shares--Net Assets
     Applicable to 901,779,617 outstanding $.001 par value
       shares of beneficial interest
         (unlimited authorization)                              $    13,732,647
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                     $         15.23
================================================================================

Admiral Shares--Net Assets
     Applicable to 64,612,092 outstanding $.001 par value
       shares of beneficial interest
         (unlimited authorization)                              $     3,321,457
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                      $         51.41
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                                    WINDSOR FUND
                                                     YEAR ENDED OCTOBER 31, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                    $       242,184
  Interest                                                                4,948
  Security Lending                                                        1,216
--------------------------------------------------------------------------------
     Total Income                                                       248,348
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
     Basic Fee                                                           17,992
     Performance Adjustment                                              12,184
  The Vanguard Group--Note C
     Management and Administrative
       Investor Shares                                                   29,568
       Admiral Shares                                                     3,916
     Marketing and Distribution
       Investor Shares                                                    1,281
       Admiral Shares                                                       261
  Custodian Fees                                                            285
  Auditing Fees                                                              14
  Shareholders' Reports and Proxies
       Investor Shares                                                      344
       Admiral Shares                                                         8
  Trustees' Fees and Expenses                                                18
--------------------------------------------------------------------------------
     Total Expenses                                                      65,871
     Expenses Paid Indirectly--Note D                                    (1,726)
--------------------------------------------------------------------------------
       Net Expenses                                                      64,145
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   184,203
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold*                                           (36,590)
  Futures Contracts                                                      35,230
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) (1,360)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                               3,742,811
  Futures Contracts                                                       6,206
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                $     3,749,017
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $     3,931,860
================================================================================
* Dividend income and realized net gain (loss) from affiliated companies of the fund were $17,612,000 and $48,215,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                             WINDSOR FUND
                                                      --------------------------
                                                         YEAR ENDED OCTOBER 31,
                                                      --------------------------
                                                            2003           2002
                                                           (000)          (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                            $     184,203    $    186,605
  Realized Net Gain (Loss)                                (1,360)    (1,123,311)
  Change in Unrealized Appreciation (Depreciation)     3,749,017     (1,399,722)
--------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting
       from Operations                                 3,931,860     (2,336,428)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
     Investor Shares                                    (154,229)      (166,896)
     Admiral Shares                                      (34,937)       (24,281)
  Realized Capital Gain*
     Investor Shares                                          --       (316,967)
     Admiral Shares                                           --        (27,793)
--------------------------------------------------------------------------------
     Total Distributions                                (189,166)      (535,937)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
  Investor Shares                                       (344,508)    (2,563,202)
  Admiral Shares                                         430,332      2,900,091
--------------------------------------------------------------------------------
     Net Increase (Decrease) from Capital
       Share Transactions                                 85,824        336,889
--------------------------------------------------------------------------------
       Total Increase (Decrease)                       3,828,518     (2,535,476)
--------------------------------------------------------------------------------
NET ASSETS

  Beginning of Period 13,225,586 15,761,062
--------------------------------------------------------------------------------
  End of Period                                    $  17,054,104  $  13,225,586
================================================================================
* Includes fiscal 2003 and 2002 short-term gain distributions totaling $0 and $110,500,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

WINDSOR FUND INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
                                                          -------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  2003            2002         2001        2000      1999
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $ 11.81         $ 14.27      $ 16.44     $ 16.91  $ 16.34
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                          .17            .164          .22         .28      .27
  Net Realized and Unrealized Gain (Loss)
     on Investments                                             3.42          (2.143)        (.29)       1.44     1.77
-----------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                           3.59          (1.979)        (.07)       1.72     2.04
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                      (0.17)          (.169)        (.25)       (.29)    (.24)
     Distributions from Realized Capital Gains                    --           (.312)       (1.85)      (1.90)   (1.23)
-----------------------------------------------------------------------------------------------------------------------
       Total Distributions                                     (0.17)          (.481)       (2.10)      (2.19)   (1.47)
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                               $ 15.23         $ 11.81      $ 14.27     $ 16.44  $ 16.91
=======================================================================================================================

TOTAL RETURN                                                  30.66%         -14.55%       -0.37%      11.60%   13.74%
=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                    $13,733         $11,012      $15,761     $15,935  $16,824
     Ratio of Total Expenses to Average Net Assets             0.48%           0.45%        0.41%       0.31%    0.28%
     Ratio of Net Investment Income to Average Net Assets      1.27%           1.16%        1.37%       1.75%    1.56%
     Portfolio Turnover Rate                                     23%             30%          33%         41%      56%
=======================================================================================================================

WINDSOR FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                         YEAR           NOV. 12,
                                                        ENDED           2001* TO
                                                     OCT. 31,           OCT. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD           2003               2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   39.88          $  50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                  .605              .556
  Net Realized and Unrealized Gain (Loss)
    on Investments                                     11.537            (9.030)
--------------------------------------------------------------------------------
    Total from Investment Operations                   12.142            (8.474)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                  (.612)            (.592)
  Distributions from Realized Capital Gains                --            (1.054)
--------------------------------------------------------------------------------
    Total Distributions                                 (.612)           (1.646)
--------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                      $   51.41          $  39.88
================================================================================

TOTAL RETURN                                           30.72%           -17.61%
================================================================================

RATIOS/SUPPLEMENTAL DATA

  Net Assets, End of Period (Millions)              $   3,321          $  2.214
  Ratio of Total Expenses to Average Net Assets         0.37%           0.40%**
  Ratio of Net Investment Income to
    Average Net Assets                                  1.36%           1.22%**
  Portfolio Turnover Rate                                 23%               30%
================================================================================
*Inception.
**Annualized.
SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on November 12, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. FUTURES CONTRACTS: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, llp, and Sanford C. Bernstein & Co., LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of each advisor are subject to quarterly adjustments based on performance for the preceding three years relative to a designated market index: for Wellington Management Company, llp, the S&P 500 Index; and for Sanford C. Bernstein & Co., LLC, the Russell 1000 Value Index. The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

     For the year ended October 31, 2003, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund's average net assets before an increase of $12,184,000 (0.08%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2003, the fund had contributed capital of $2,670,000 to Vanguard (included in Other Assets), representing 0.02% of net assets and 2.67% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the year ended October 31, 2003, these arrangements reduced the fund's expenses by $1,726,000 (an annual rate of 0.01% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     For tax purposes, at October 31, 2003, the fund had $65,744,000 of ordinary income available for distribution. The fund had available realized losses of $1,115,022,000 to offset future net capital gains through October 31, 2010.

     At October 31, 2003, net unrealized appreciation of investment securities for tax purposes was $3,073,041,000, consisting of unrealized gains of $4,259,971,000 on securities that had risen in value since their purchase and $1,186,930,000 in unrealized losses on securities that had fallen in value since their purchase.

At October 31, 2003, the aggregate settlement value of open futures contracts expiring in December 2003 and the related unrealized appreciation were:

--------------------------------------------------------------------------------
                                                                (000)
                                                    ----------------------------
                                                        AGGREGATE     UNREALIZED
                                           NUMBER OF   SETTLEMENT   APPRECIATION
FUTURES CONTRACTS                     LONG CONTRACTS        VALUE (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index                                    854   $  224,068       $ 6,456
S&P MidCap 400 Index                             446      112,304         3,811
--------------------------------------------------------------------------------

Unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.

F. During the year ended October 31, 2003, the fund purchased $3,206,529,000 of investment securities and sold $3,741,167,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at October 31, 2003, was $134,057,000, for which the fund held cash collateral of $139,193,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                                    YEAR ENDED OCTOBER 31,
--------------------------------------------------------------------------------
                                                    2003               2002
                                          -------------------  -----------------
                                          AMOUNT     SHARES   AMOUNT    SHARES
                                           (000)      (000)    (000)     (000)
--------------------------------------------------------------------------------
INVESTOR SHARES
  Issued                              $1,094,221     82,934 $1,380,759   97,131
  Issued in Lieu of Cash Distributions   144,892     11,198    457,704   30,770
  Redeemed                            (1,583,621)  (124,422)(4,401,665)(300,286)
    Net Increase (Decrease)--
      Investor Shares                   (344,508)   (30,290)(2,563,202)(172,385)
--------------------------------------------------------------------------------
Admiral Shares
  Issued                                 623,754     13,696  3,178,513   61,845
  Issued in Lieu of Cash Distributions    32,487        742     48,252      978
  Redeemed                              (225,909)    (5,338)  (326,674)  (7,311)
    Net Increase (Decrease)--
      Admiral Shares                     430,332      9,100  2,900,091   55,512
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard Windsor Fund:

In our opinion, the accompanying statements of net assets, of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Windsor Fund (the "Fund") at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

DECEMBER 8, 2003




--------------------------------------------------------------------------------
SPECIAL 2003 TAX INFORMATION
  (UNAUDITED) FOR VANGUARD WINDSOR FUND

This information for the fiscal year ended October 31, 2003, is included pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund intends to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by the fund will be provided to individual shareholders on their 2003 Form 1099-DIV.
--------------------------------------------------------------------------------

INVESTING IS FAST, EASY, AND SECURE
  ON VANGUARD.COM

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control of your own investments. Vanguard.com(R) was built for you--and it keeps getting better. research and plan your investments with confidence

Use our PLANNING & ADVICE AND RESEARCH FUNDS & STOCKS sections to:

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     education-- by using our planning tools.
*    Learn how to achieve your  goals--by  reading our  PlainTalk(R)  investment guides.
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                                       27

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (112)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (112)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (112)                Chairman (JanuarySeptember 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (112)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL TRUSTEE              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (110)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (112)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (112)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceuti-cal distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (112)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (112)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

[SHIP]
[THE VANGUARD GROUP(R) LOGO]
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All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

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Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current
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To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
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(C) 2003 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q220 122003

VANGUARD(R) WINDSOR(TM) II FUND
OCTOBER 31, 2003
[COVER ART]
ANNUAL REPORT

The Vanguard Group(R)

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--the investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

CONTENTS
 1 letter from the chairman
 6 report from the advisor
 8 notice to shareholders
14 fund profile
15 glossary of investment terms
16 performance summary
18 your fund's after-tax returns
19 about your fund's expenses
20 financial statements
33 advantages of vanguard.com
--------------------------------------------------------------------------------
SUMMARY
* The Investor Shares of Vanguard Windsor II Fund returned 20.7% during the 12 months ended October 31, 2003, trailing the fund's unmanaged benchmark, but matching the peer group average.
* The stock market rebounded powerfully with the onset of military operations in Iraq.
* Windsor II's distinctive value-oriented investment strategy has yielded very respectable long-term returns.

Want less clutter in your mailbox? Just register with Vanguard.com and opt to get fund reports online.

Letter from the Chairman

Fellow Shareholder,
The Investor Shares of Vanguard Windsor II Fund returned 20.7% in fiscal year 2003, benefiting from the stock market's broad-based resurgence. The fund's Admiral Shares returned 20.8%. Although Windsor II gained less than the Russell 1000 Value Index--an appropriate, if imperfect, benchmark--it matched the average return of large-cap value funds, as shown in the table below.

[PHOTO]
--------------------------------------------------
2003 TOTAL RETURNS               FISCAL YEAR ENDED
                                        OCTOBER 31
--------------------------------------------------
Vanguard Windsor II Fund
 Investor Shares                             20.7%
 Admiral Shares                              20.8
Russell 1000 Value Index                     22.9
Average Large-Cap Value Fund*                20.7
Wilshire 5000 Index                          24.4
---------------------------------------------------
*Derived from data provided by Lipper Inc.

Windsor II's competitive results were encouraging in light of the market's recent preference for lower-dividend, growth-oriented stocks--securities that are inconsistent with your fund's emphasis on reasonably valued stocks with above-average dividend yields. At the end of October, Windsor II's Investor Shares carried an annualized yield of 2.2%, almost 40% higher than that of the broad stock market.

The per-share components of your fund's total returns--starting and ending net asset values and fund distributions--appear on page 5. If you hold Windsor II in a taxable account, you may wish to review the fund's after-tax returns on page 18.

STOCKS STAGED A REMARKABLE TURNAROUND

Weak economic data and the prospect of war in Iraq helped depress U.S. stock prices early in the fiscal year, but the outbreak of fighting in mid-March had a cathartic effect. The U.S. military's quick advance, combined with rosier reports on the nation's economy and corporate earnings, helped launch a surprisingly strong and sustained rally.

--------------------------------------------------------------------------------
ADMIRAL(TM) SHARES

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
--------------------------------------------------------------------------------

For the full 12 months, the broad U.S. market, as measured by the Wilshire 5000 Total Market Index, returned 24.4%. Gains were substantially similar overall for growth and value stocks (i.e., stocks that sport a premium price for their earnings growth potential versus those with bargain-basement price tags relative to earnings, book value, or other measures), but there was a wide divide between stocks of small and large companies. The 43.4% return of the small-capitalization Russell 2000 Index was nearly double the result of the large- and mid-cap Russell 1000 Index. The gains were equally impressive overseas, particularly in emerging markets and the Pacific Rim nations. In the aggregate, international markets outpaced the U.S. market during the 12 months. For U.S.-based investors, the results from abroad were boosted by a weakening of the dollar against most major currencies.

"JUNK" BOND RETURNS RIVALED THE GAINS OF STOCKS

In the bond market, higher risk correlated with higher returns during the fiscal year, with below-investment-grade bonds posting results that outpaced those of the equity markets. The Lehman Brothers High Yield Bond Index surged 33.8%. Meanwhile, U.S. Treasury securities--considered to be risk-free--posted returns in the low single digits, with interest income offsetting a decline in prices. As bond prices fell, yields rose. At the fiscal year-end, the yield of the 10-year Treasury note stood at 4.29%, 40 basis points (0.40 percentage point) higher than at the start of the period.

--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED OCTOBER 31, 2003
                                          --------------------------------------
                                                 ONE         THREE      FIVE
                                                YEAR         YEARS     YEARS
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                22.3%         -8.2%      1.1%
Russell 2000 Index (Small-caps)                43.4           3.4       8.3
Wilshire 5000 Index (Entire market)            24.4          -7.1       1.7
MSCI All Country World Index Free
 ex USA (International)                        30.4          -4.4       1.4
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                     4.9%          8.4%      6.5%
 (Broad taxable market)
Lehman Municipal Bond Index                     5.1           7.1       5.6
Citigroup 3-Month Treasury Bill Index           1.2           2.6       3.6
--------------------------------------------------------------------------------
CPI
Consumer Price Index                            2.0%          2.1%      2.4%
--------------------------------------------------------------------------------

The pattern was different among debt securities with the shortest maturities, which are influenced more strongly by the Federal Reserve Board's interest rate moves than by market forces. During the fiscal year, the Fed slashed its target federal funds rate by 75 basis points to 1.00%, the lowest level since 1958. The yield of the 3-month Treasury bill, a fair proxy for money market interest rates, fell by 50 basis points to end the period at 0.95%.

INCOME ORIENTATION YIELDED UNEXPECTEDLY COMPETITIVE RETURNS

During the past 12 months, Vanguard Windsor II Fund's portfolio of reasonably valued stocks that pay relatively high dividends was out of tune with the market's preference for lower-yielding, growth-oriented (and, indeed, somewhat speculative) stocks. Your fund nevertheless produced competitive returns. The Investor Shares' 20.7% return was 3.7 percentage points less than that of the broad market and 2.2 percentage points less than the return of the Russell 1000 Value Index. Windsor II matched the average return of funds in its large-cap value peer group.

Although dividend-paying stocks lagged the broad market a bit during the past 12 months, the economic case for dividends grew considerably stronger with the passage of legislation reducing the income tax rates paid on them. (Dividends are now taxed at the same level as long-term capital gains.) Market participants and corporate boards of directors reacted with notable, if not numerous, acknowledgments of dividends' enhanced appeal. For example, Citigroup, a sizable holding in the Windsor II portfolio, returned more than 30% and raised its quarterly dividend from $0.20 per share to $0.35 per share. Cendant, a travel, real estate, and financial services conglomerate that is a significant fund holding, announced that it would initiate a dividend.

--------------------------------------------------------------------------------
Dividend-paying stocks trailed the broad market, even as dividends became more attractive.
--------------------------------------------------------------------------------

In general, Windsor II enjoyed success with selections from the materials & processing, producer durables, and financial services sectors, all of which are reasonably valued, dividend-rich industry groups that typically play a prominent role in your fund's portfolio. As usual, the fund held few technology stocks, and this factor hurt its performance relative to the benchmark index, since tech issues were among the fiscal year's top gainers; tech stocks, however, typically lack the characteristics that would make them appropriate for Windsor II. The fund also held several individual poor performers, including Mirant, a significant fund holding for much of the year; the energy company declared bankruptcy in July.

DISTINCTIVE STYLE HAS LED TO RESPECTABLE LONG-TERM PERFORMANCE

The kinds of stocks favored by Windsor II go through alternating periods of outperformance and underperformance, but your fund's strategy--the product of investment decisions made by four different advisors--has yielded solid long-term returns. (In December, Hotchkis & Wiley, a Los Angeles-based advisor specializing in value-oriented stocks, assumed management responsibility for 5% of Windsor II's assets. The addition enhances our already-strong roster of advisors, each of which is listed in the table below. The table also shows the percentages of fund assets managed by the four existing advisors as of October
31. See the Notice to Shareholders beginning on page 8 for more information about the addition of Hotchkis & Wiley.) Over the past decade, Windsor II has returned an average of 10.7% a year, outpacing both its average peer and the broad market while modestly trailing the Russell 1000 Value Index.

Your fund's return would have transformed a hypothetical initial investment of $10,000 into $27,554 in wealth, $2,100 more than would have accumulated in the average large-cap value fund. This result reflects not only the skill of Windsor II's advisors, but also the benefits of the fund's low operating costs, which allow you to keep a greater share of the rewards generated by the advisors' investment decisions. (To compare the costs of your fund with those of competing funds, please see the table on page 19.)

--------------------------------------------------------------------------------
FUND ASSETS MANAGED                                OCTOBER 31, 2003
                                      ------------------------------------------
                                            $ MILLION           PERCENTAGE
--------------------------------------------------------------------------------
Barrow, Hanley,
 Mewhinney & Strauss, Inc.                    $14,988                  62%
Equinox Capital Management, LLC                 3,625                  15
Tukman Capital Management, Inc.                 3,172                  13
Vanguard Quantitative Equity Group              1,650                   7
Short-Term Reserves*                              820                   3
--------------------------------------------------------------------------------
Total                                         $24,255                 100%
--------------------------------------------------------------------------------
*Short-term reserves are invested by The Vanguard Group in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.

NEW ENVIRONMENT, SAME STRATEGY

In my letter to you a year ago, I cautioned against despair at the stock market's ongoing decline, and emphasized that the most productive response to the market's inherent uncertainty is to maintain a balanced portfolio of diversified stock, bond, and money market funds in proportions determined by your unique goals and circumstances.

--------------------------------------------------------------------------------
TOTAL RETURNS                                                   TEN YEARS ENDED
                                                               OCTOBER 31, 2003
                                             -----------------------------------
                                              AVERAGE            FINAL VALUE OF
                                               ANNUAL                 A $10,000
                                               RETURN        INITIAL INVESTMENT
--------------------------------------------------------------------------------
Windsor II Fund
 Investor Shares                                10.7%                   $27,554
Russell 1000 Value Index                        11.0                     28,491
Average Large-Cap
 Value Fund                                      9.8                     25,454
Wilshire 5000 Index                             10.0                     25,853
--------------------------------------------------------------------------------

This year, the circumstances have changed, but my message has not. The stock market's long-awaited recovery provides vindication of the balanced strategy, not a signal that such a plan is no longer necessary. Because the future performance of the different asset classes is always uncertain, we consistently emphasize two simple principles as the only reliable way to combine the opportunity for gain with some protection from loss: balance among asset classes and diversification within them.

In light of the shocking allegations about market-timing and late trading at some investment management firms, I feel compelled to close this letter with an assurance that Vanguard has policies and procedures in place to identify and deter such behavior. In addition, I have great confidence in the ethics, integrity, and character of the Vanguard crew--values that receive strong institutional support from our client-owned corporate structure, which channels all our efforts into the creation of wealth for our shareholders.

Thank you for entrusting your hard-earned money to us.

Sincerely,

John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
NOVEMBER 11, 2003


--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE            OCTOBER 31, 2002-OCTOBER 31, 2003

                                                       DISTRIBUTIONS PER SHARE
                                                   -----------------------------
                   STARTING               ENDING            INCOME       CAPITAL
                SHARE PRICE          SHARE PRICE         DIVIDENDS         GAINS
--------------------------------------------------------------------------------
Windsor II Fund
Investor Shares      $20.87               $24.61             $0.52         $0.00
Admiral Shares        37.05                43.69              0.96          0.00
--------------------------------------------------------------------------------

REPORT FROM THE ADVISOR

Vanguard Windsor II Fund returned 20.7% for the 12 months ended October 31, 2003, compared with a 22.9% result for the Russell 1000 Value Index. (The following comments concern the 62% of fund assets that we managed at year-end. Three additional advisors oversee the remaining 38% of the fund.)

THE INVESTMENT ENVIRONMENT

Stock returns were much better in fiscal 2003 than in the recent past. As we wrote in our April semiannual report to you, the market seemed to reach a defensible low during the first half of the fiscal period, as money flowed out of stock funds and poured into bond and money market instruments. However, the majority of the year's positive results were generated by stocks in the last half of the year, demonstrating once again that the consensus opinion is seldom right. Stocks' upward trend resulted from low interest rates and investors' sense of hope, but a bull market usually "climbs a wall of worry." Now that earnings are improving and investors are focusing on 2004's potential results, what about 2005?

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects a belief that superior long-term investment results can be achieved by holding a diversified portfolio of out-of-favor stocks with below-average price/earnings ratios, above-average dividend yields, and the prospect of above-average total returns.
--------------------------------------------------------------------------------

We are concerned about the market leadership. In fiscal 2003, the smallest and the most-expensive companies turned in the best performances. In the Standard & Poor's 500 Index, those stocks that began the period with the highest price/earnings (P/E) multiples outperformed significantly, as did stocks with the smallest market capitalizations. The fact that these valuation and size characteristics were at odds with our large-cap value philosophy largely explains our disappointing relative performance. As you may well remember, our selections seem to perform better in poor markets and to lag during robust expansions.

Another of our concerns--and one that is very troubling--is the seemingly continuous stream of accusations and indictments of our "trusted" corporate leaders. The financial community is in the process of cleaning up the mess resulting from the market's excesses from 1999 to 2001, a time that prominent figures in the financial community claimed was a new era in which the old rules no longer applied. However, in the bright light of day, right is right, and there are few gray areas. People will be held responsible for their actions. Fiduciary obligations are important, and corporate looting by management will not be tolerated. All shareholders must be treated with honesty and equality.

OUR SUCCESSES

Our successes during fiscal 2003 included holdings in utilities and consumer goods. In addition, banks such as J.P. Morgan Chase, PNC Financial Services Group, and Citigroup were good performers. Cendant and Tyco International, both turnaround situations, helped the fund's performance, and Occidental Petroleum was a star in the energy area.

OUR SHORTFALLS

Our shortfalls centered on our health care stocks and our lack of exposure to technology, which was the highest-performing sector during the 12 months.

OUR PORTFOLIO POSITIONING

As the market continues to broaden, we hope that our investments in some very cheap areas, specifically health care and energy, will start to participate in the advance. We continue to shun the high-priced tech sector because of both the stocks' high valuations and the lack of significant earnings. Our portfolio sells at a discount to the P/Es of both the broad market and the Russell 1000 Value Index and provides a higher yield than the broad market. Even if the new federal income tax rates on dividends don't persuade investors to focus on that part of the market, Windsor II shareholders will benefit from the protection provided by the fund's focus on dividend-paying companies.

James P. Barrow, PORTFOLIO MANAGER
BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
NOVEMBER 20, 2003

NOTICE TO SHAREHOLDERS

NEW ADVISOR JOINS WINDSOR II TEAM

The board of trustees of Vanguard Windsor II Fund has added Hotchkis and Wiley Capital Management, LLC (Hotchkis & Wiley), to the fund's investment advisory team, effective December 11, 2003. The fund's multimanager arrangement now includes five advisors, each of which independently selects and maintains a portfolio of common stocks. Hotchkis & Wiley's portfolio was established with assets from the fund's cash position and with a small portion of the other advisors' portfolios.

Hotchkis & Wiley, which has its headquarters in Los Angeles, is an independently owned investment advisory firm with more than 20 years of experience in managing money, primarily for institutions. As of October 31, 2003, Hotchkis & Wiley managed about $7 billion in assets. The firm, which will manage about 5% of Windsor II's assets, follows a disciplined approach, focusing on such investment parameters as a company's tangible assets, sustainable cash flow, and potential for improving performance.

The addition of Hotchkis & Wiley will not alter the fund's investment objective, nor will it materially change the proportions of assets managed by the fund's other advisors. The adjacent table provides a breakdown of the assets by advisor.

----------------------------------------------------
                              APPROXIMATE PERCENTAGE
                              OF FUND ASSETS MANAGED
----------------------------------------------------
Barrow, Hanley, Mewhinney & Strauss, Inc.        60%
Equinox Capital Management, LLC                  14
Tukman Capital Management, Inc.                  13
Vanguard Quantitative Equity Group                8
Hotchkis and Wiley Capital Management, LLC        5
----------------------------------------------------

The reallocation of a portion of the fund's assets to Hotchkis & Wiley is not expected to result in any net taxable capital gains. The addition of a new advisor is not expected to increase the fund's expense ratios (0.43% for Investor Shares, 0.32% for Admiral Shares), which are far below the 1.41% charged by the average large-capitalization value fund, according to Lipper Inc.

ADDITIONAL INFORMATION ABOUT ADVISORY FEES AND EXPENSES

For the fiscal year ended October 31, 2003, total advisory fees paid by Vanguard Windsor II Fund to the unaffiliated investment advisors were

$32,466,000, or 0.15% of the fund's net assets. Vanguard's expenses related to investment advisory services for the same period were $532,000, or 0.04% of the fund's net assets.

Based on the fund's assets of $24,255,000,000 as of October 31, 2003, the unaffiliated investment advisors would receive annual fees totaling about $29,681,000 (or 0.12% of assets). With the addition of Hotchkis & Wiley, and considering Vanguard Quantitative Equity Group's provision of advisory services on an at-cost basis, the fund's total annual investment advisory fees are expected to remain nearly flat, at 0.13% of assets. These examples do not reflect any potential adjustments based on the performance of assets managed by any advisor.

Hotchkis & Wiley serves as investment advisor to one mutual fund that has an investment objective similar to that of Vanguard Windsor II Fund. The advisory fees paid to Hotchkis & Wiley by that fund for the fiscal year ended June 30, 2003, were 0.46% of assets, after giving effect to a contractually agreed waiver of management fees and/or reimbursement of expenses up to a certain limit of assets (Class I: 1.05%; Class A: 1.30%; Class B and C: 2.05%; and Class R:
1.55%), through October 31, 2004. That fund had assets of about $75 million on October 31.

Vanguard Windsor II Fund receives corporate, management, administrative, distribution, and certain investment advisory services on an at-cost basis from The Vanguard Group, Inc. During the recent fiscal year, the fund paid $5,000 in brokerage commissions to Stephens Group Inc., an affiliate of Hotchkis & Wiley.

With  respect  to its  portion of the fund,  each  advisor  is  responsible  for managing the investment and reinvestment of the fund's assets and for continuously reviewing, supervising, and administering the fund's investment program. Each advisor discharges its responsibilities subject to the supervision and oversight of Vanguard's Portfolio Review Group and the officers and trustees of the fund. The fund's board of trustees designates the proportion of fund assets to be managed by each advisor and may change these proportions at any time.

BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT WITH HOTCHKIS & WILEY

The board of trustees of Vanguard Windsor II Fund retained Hotchkis & Wiley under the terms of a new Investment Advisory Agreement, dated December 1, 2003. The board's decision was based upon its most recent evaluation of the fund's investment staff, portfolio management process, short- and long-term performance results, current external advisory arrangements, and at-cost internalized management arrangement. In considering whether to approve the advisory agreement:

* The board reviewed Hotchkis & Wiley's short-term and long-term performance for similar investment mandates.

* The board decided that the advisory fee to be paid by the fund was reasonable based on the average advisory fee for the fund's Lipper peer group.

* The board evaluated Hotchkis & Wiley's investment staff and portfolio management process and concluded that, under all the circumstances and based on the trustees' informed business judgment, the most appropriate course of action in the best interests of the fund and its shareholders was to hire Hotchkis & Wiley as part of the fund's multimanager structure to provide active investment management services, and to approve the agreement with Hotchkis & Wiley.

The new agreement will continue for three years from its effective date and is renewable after that for successive one-year periods. The agreement will be reviewed annually by the fund's board of trustees, a majority of whom are not "interested persons" of either the fund or its advisors as defined in federal securities laws. The board also considers annually whether the fund and its shareholders continue to benefit from receiving investment advisory services from Vanguard on an at-cost basis. The board may, at any time, reallocate the fund's assets among the five advisors, or allocate assets of the fund to other investment advisors, without terminating or revising the new agreement with Hotchkis & Wiley.

BACKGROUND INFORMATION ON HOTCHKIS & WILEY

Hotchkis & Wiley Capital Management, LLC, 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017-5439, is an investment advisory firm founded in 1980. It is a Delaware limited liability company, the primary members of which are HWCap Holdings, a limited liability company whose members are employees of Hotchkis & Wiley, and Stephens-H&W, a limited liability company whose primary member is Stephens Group Inc., which is a diversified holding company. As of October 31, 2003, Hotchkis & Wiley managed about $7 billion in assets. The managers primarily responsible for overseeing Hotchkis & Wiley's portion of the fund are:

* George H. Davis, Jr., Chief Executive Officer and Portfolio Manager. He has worked in investment management since 1983; has been with Hotchkis & Wiley since 1988. Education: B.A. and M.B.A., Stanford University.

* Sheldon J. Lieberman, Principal and Portfolio Manager. He has worked in investment management since 1986; has been with Hotchkis & Wiley since 1994. Education: B.A., University of California, Los Angeles; M.B.A., California State University, Northridge.

VANGUARD'S  UPDATED  POLICIES  FOR  MANAGING  CHANGES  TO  INVESTMENT   ADVISORY
ARRANGEMENTS

Vanguard has adopted more practical and cost-effective policies for managing the Vanguard funds' arrangements with their unaffiliated investment advisors, as permitted by a recent order from the U.S. Securities and Exchange Commission
(SEC).

BACKGROUND

In 1993, Vanguard was among the first mutual fund companies to receive permission from the SEC to streamline the process of changing a fund's investment advisory arrangements. In essence, the SEC allowed the boards of trustees of the Vanguard funds to enter into new or revised advisory arrangements without the delay and expense of a shareholder vote. This ability, which is subject to a number of SEC conditions designed to protect shareholder interests, has saved the Vanguard funds and their shareholders several million dollars in proxy costs since 1993. It also enabled the funds' trustees to quickly implement advisory changes in the best interest of shareholders.

Over the past ten years, many mutual fund companies followed Vanguard's lead in obtaining similar arrangements from the SEC. As the SEC gained experience in this area, it granted more flexible conditions to other fund companies than it had granted to Vanguard in 1993. Consequently, Vanguard asked the SEC for permission to update its policies concerning its arrangements with outside investment advisors.

OUR UPDATED POLICIES

The SEC has granted Vanguard permission to follow even more practical and cost-effective policies in managing the Vanguard funds' investment advisory arrangements:

* Shareholder notification. Like other fund companies, Vanguard will have up to 90 days after a fund enters into a new advisory agreement to notify shareholders of the change. Previously, Vanguard was required, if possible, to notify shareholders at least 30 days before any such change. In practice, Vanguard expects to continue notifying shareholders of advisory changes as soon as is practical, taking into account opportunities to reduce postage expenses by enclosing notices with previously scheduled mailings.

* Redemption fees. Previously, Vanguard funds were required to waive any redemption fees for 90 days after notice of an advisory change was given. The SEC has not generally applied this requirement to other fund companies and has now eliminated it for Vanguard. (Only certain Vanguard funds charge redemption fees--paid to the fund, not to Vanguard--which are designed to ensure that short-term investors pay their fair share of the funds' transaction costs.)

Please consult Vanguard Windsor II Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.

As of 10/31/2003 FUND PROFILE

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 15.

WINDSOR II FUND
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS

                                                       COMPARATIVE        BROAD
                                        FUND                INDEX*      INDEX**
--------------------------------------------------------------------------------
Number of Stocks                         236                   735        5,270
Median Market Cap                     $28.4B                $24.1B       $26.9B
Price/Earnings Ratio                   16.4x                 17.2x        22.8x
Price/Book Ratio                        2.3x                  2.2x         2.9x
Yield                                                         2.4%         1.6%
 Investor Shares                        2.2%
 Admiral Shares                         2.4%
Return on Equity                       20.1%                 18.2%        19.7%
Earnings Growth Rate                    6.7%                  4.3%         7.6%
Foreign Holdings                        4.7%                  0.0%         0.8%
Turnover Rate                            29%                    --           --
Expense Ratio                                                   --           --
 Investor Shares                       0.43%
 Admiral Shares                        0.32%
Cash Investments                          3%                    --           --
--------------------------------------------------------------------------------

--------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Wells Fargo & Co.                       3.5%
 (banking)
Citigroup, Inc.                         3.2
 (banking)
Cendant Corp.                           3.0
 (commercial services)
ConocoPhillips Co.                      2.6
 (oil)
Altria Group, Inc.                      2.5
 (tobacco)
J.P. Morgan Chase & Co.                 2.5
 (banking)
Occidental Petroleum Corp.              2.3
 (oil)
The Boeing Co.                          2.3
 (aircraft manufacturing)
ChevronTexaco Corp.                     2.3
 (oil)
Tyco International Ltd.                 2.2
 (conglomerate)
--------------------------------------------
Top Ten                                26.4%
--------------------------------------------
The "Ten Largest Holdings"excludes any temporary cash investments and equity index products.


--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                               COMPARATIVE                 BROAD
                                 FUND               INDEX*    FUND       INDEX**
--------------------------------------------------------------------------------
R-Squared                        0.93                 1.00    0.70          1.00
Beta                             0.95                 1.00    0.69          1.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
                                                     COMPARATIVE       BROAD
                                         FUND             INDEX*     INDEX**
--------------------------------------------------------------------------------
Auto & Transportation                      1%                 3%          3%
Consumer Discretionary                    12                 11          16
Consumer Staples                          10                  6           7
Financial Services                        30                 36          23
Health Care                                7                  4          13
Integrated Oils                            9                  8           3
Other Energy                               1                  2           2
Materials & Processing                     3                  6           4
Producer Durables                          6                  4           4
Technology                                 3                  7          15
Utilities                                 10                 13           7
Other                                      5                  0           3
--------------------------------------------------------------------------------
Cash Investments                           3%                --          --
--------------------------------------------------------------------------------


----------------------
INVESTMENT FOCUS
[CHART]
Market Cap -- Large
Style -- Value
----------------------

*Russell 1000 Value Index.
**Wilshire 5000 Index.

Visit our website at Vanguard.com
for regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------

CASH INVESTMENTS. The percentage of a fund invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other index-based products.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

AS OF 10/31/2003 PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.


WINDSOR II FUND
--------------------------------------------------------------------------------
Cumulative Performance October 31, 1993-October 31, 2003
[CHART]
           WINDSOR II FUND   WILSHIRE 5000  RUSSELL 1000  AVERAGE LARGE-CAP
             INV. SHARES         INDEX      VALUE INDEX     VALUE FUND*

199310          10000            10000          10000           10000
199401          10271            10330          10354           10381
199404           9740             9734           9813            9836
199407           9962             9850           9990           10010
199410          10222            10251          10076           10280
199501          10158            10225          10083           10242
199504          11157            11183          11051           11187
199507          12011            12422          12078           12167
199510          12581            12890          12566           12545
199601          14124            14022          13956           13751
199604          14724            14780          14355           14252
199607          14462            14246          13997           13937
199610          16000            15701          15548           15333
199701          17713            17439          17261           16999
199704          17905            17387          17594           17200
199707          21082            20971          20832           20368
199710          21004            20662          20708           19699
199801          22115            21851          21940           20832
199804          25591            24907          25016           23280
199807          24953            24544          24520           22879
199810          24472            23718          23779           22529
199901          26271            27811          25939           25279
199904          28699            29171          28540           26718
199907          27592            29048          28195           26494
199910          25591            29807          27708           26497
200001          23710            31769          26723           26473
200004          24733            32617          27433           27368
200007          24891            32195          26786           26907
200010          27438            32222          29237           28381
200101          28665            30665          29676           28469
200104          29382            28018          29196           28055
200107          29270            27364          29128           27841
200110          26096            23994          25769           24521
200201          27114            25966          27695           25807
200204          28078            25249          28055           25861
200207          23849            21326          24106           22223
200210          22832            20776          23187           21091
200301          22670            20284          23006           20516
200304          23955            21819          24405           21808
200307          26076            24060          26696           24014
200310          27554            25853          28491           25454
--------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURNS
                                  PERIODS ENDED OCTOBER 31, 2003
                                 --------------------------------    FINAL VALUE
                                    ONE       FIVE         TEN      OF A $10,000
                                   YEAR      YEARS       YEARS        INVESTMENT
--------------------------------------------------------------------------------
Windsor II Fund Investor Shares  20.68%      2.40%      10.67%           $27,554
Wilshire 5000 Index              24.44       1.74        9.96             25,853
Russell 1000 Value Index         22.87       3.68       11.04             28,491
Average Large-Cap Value Fund*    20.69       2.47        9.79             25,454
--------------------------------------------------------------------------------
                                                                     FINAL VALUE
                                    ONE             SINCE          OF A $250,000
                                   YEAR       INCEPTION**             INVESTMENT
--------------------------------------------------------------------------------
Windsor II Fund Admiral Shares   20.79%            -2.94%              $232,257
Wilshire 5000 Index              24.44             -3.22                230,634
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) OCTOBER 31, 1993-OCTOBER 31, 2003

                  WINDSOR II FUND              RUSSELL 1000
                  INVESTOR SHARES               VALUE INDEX

1994                    2.2                         0.8
1995                   23.1                        24.7
1996                   27.2                        23.7
1997                   31.3                        33.2
1998                   16.5                        14.8
1999                    4.6                        16.5
2000                    7.2                         5.5
2001                   -4.9                       -11.9
2002                  -12.5                       -10.0
2003                   20.7                        22.9
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
**May 14, 2001.
Note: See Financial Highlights tables on pages 27 and 28 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                 TEN YEARS
                                             ONE    FIVE -----------------------
                           INCEPTION DATE   YEAR   YEARS  CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------
Windsor II Fund Investor Shares 6/24/1985 20.71%   3.03%    7.57%   2.70% 10.27%
Admiral Shares                  5/14/2001 20.84   -4.87*      --      --     --
--------------------------------------------------------------------------------
*Return since inception.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. However, they do not reflect the reduced rates on "qualified dividend income." (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                    PERIODS ENDED OCTOBER 31, 2003
                                          --------------------------------------
                                           ONE YEAR     FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
WINDSOR II FUND INVESTOR SHARES
  Returns Before Taxes                       20.68%          2.40%        10.67%
  Returns After Taxes on Distributions       19.66           0.48          8.40
  Returns After Taxes on Distributions
     and Sale of Fund Shares                 13.33           1.13          8.13
--------------------------------------------------------------------------------

ABOUT YOUR FUND'S EXPENSES

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.
a hypothetical example

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the fund, using the fund's actual return and operating expenses for the fiscal year ended October 31, 2003. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the fund's peer group, which is derived from data provided by Lipper Inc.

--------------------------------------------------------------------------------
                     COST OF $10,000               FUND              PEER GROUP*
                  INVESTMENT IN FUND      EXPENSE RATIO            EXPENSE RATIO
--------------------------------------------------------------------------------
WINDSOR II FUND
 Investor Shares                 $47              0.43%                    1.41%
 Admiral Shares                   35              0.32                       --
--------------------------------------------------------------------------------
*Average Large-Cap Value Fund.
The fund does not charge transaction fees; these results apply whether or not you redeemed your investment at the end of the given period. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2002.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

AS OF 10/31/2003 FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
WINDSOR II FUND                                       SHARES              (000)
--------------------------------------------------------------------------------
COMMON STOCKS (94.0%)(1)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (0.5%)
 Delphi Corp.                                      9,904,100             88,146
 Burlington Northern
  Santa Fe Corp.                                     289,800              8,387
 PACCAR, Inc.                                         95,100              7,509
 Ford Motor Co.                                      582,753              7,069
 General Motors Corp.                                157,868              6,736
*Lear Corp.                                          110,300              6,407
 FedEx Corp.                                          32,800              2,485
 Union Pacific Corp.                                  23,700              1,484
                                                                  --------------
                                                                        128,223
                                                                  --------------
CONSUMER DISCRETIONARY (11.7%)
*Cendant Corp.                                    35,554,262            726,374
 Carnival Corp.                                   12,124,900            423,280
 Gannett Co., Inc.                                 3,641,900            306,320
 Wal-Mart Stores, Inc.                             4,912,500            289,592
 Waste Management, Inc.                            9,064,997            234,965
 Sears, Roebuck & Co.                              2,782,500            146,443
 McDonald's Corp.                                  5,575,950            139,455
*(2) Service Corp. International                  28,414,400            137,810
 The Walt Disney Co.                               5,728,032            129,683
 Newell Rubbermaid, Inc.                           5,354,700            122,087
*Office Depot, Inc.                                5,557,400             82,972
*Time Warner, Inc.                                 1,544,099             23,609
 Kimberly-Clark Corp.                                168,500              8,898
*AutoNation, Inc.                                    347,700              6,502
 Whirlpool Corp.                                      91,969              6,481
 Marriott International, Inc.
  Class A                                            135,500              5,854
 Viad Corp.                                          229,900              5,743
 Foot Locker, Inc.                                   304,700              5,454
 NIKE, Inc. Class B                                   84,000              5,368
 Blockbuster Inc. Class A                            228,800              4,409
 Hasbro, Inc.                                        189,000              4,120
 International Flavors &
  Fragrances, Inc.                                   122,800              4,065
 Tribune Co.                                          81,200              3,983
 J.C. Penney Co., Inc.
  (Holding Co.)                                      163,400              3,864
 Gillette Co.                                        112,500              3,589
 The McClatchy Co. Class A                            51,800              3,351
 Black & Decker Corp.                                 50,700              2,424
 Jones Apparel Group, Inc.                            65,400              2,256
 Republic Services, Inc. Class A                      86,600              2,013
 Belo Corp. Class A                                   62,700              1,709
*Liberty Media Corp.                                 121,009              1,221
                                                                  --------------
                                                                      2,843,894
                                                                  --------------
CONSUMER STAPLES (9.7%)
 Altria Group, Inc.                               13,268,900            617,004
 ConAgra Foods, Inc.                              18,240,700            434,858
 Imperial Tobacco Group ADR                       12,840,000            426,673
 The Procter & Gamble Co.                          2,275,400            223,649
 PepsiCo, Inc.                                     4,510,400            215,687

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                      SHARES              (000)
--------------------------------------------------------------------------------
 Anheuser-Busch Cos., Inc.                         4,018,500            197,951
*Safeway, Inc.                                     4,360,100             91,998
 Sara Lee Corp.                                    3,628,000             72,306
 The Coca-Cola Co.                                   330,800             15,349
 Hershey Foods Corp.                                  87,000              6,708
 UST, Inc.                                           194,600              6,620
 SuperValu Inc.                                      251,400              6,340
 Tyson Foods, Inc.                                   424,100              6,052
*The Kroger Co.                                      295,700              5,172
 General Mills, Inc.                                  97,900              4,391
 H.J. Heinz Co.                                       84,600              2,989
 Kraft Foods Inc.                                    100,200              2,916
 PepsiAmericas, Inc.                                 164,600              2,466
 Kellogg Co.                                          66,100              2,190
 Winn-Dixie Stores, Inc.                             203,300              1,645
 Carolina Group                                       61,000              1,528
                                                                  --------------
                                                                      2,344,492
                                                                  --------------
FINANCIAL SERVICES (28.8%)
BANKS--NEW YORK CITY (2.5%)
J.P. Morgan Chase & Co.                           16,678,204            598,748
The Bank of New York Co., Inc.                       189,600              5,914
Banks--Outside New York City (10.6%)
Wells Fargo & Co.                                 14,957,300            842,395
PNC Financial Services Group                       9,561,722            512,221
Bank of America Corp.                              6,595,012            499,440
National City Corp.                                7,178,800            234,460
Wachovia Corp.                                     2,985,402            136,940
Comerica, Inc.                                     2,184,100            112,437
Bank One Corp.                                     1,922,900             81,627
KeyCorp                                            2,328,000             65,766
U.S. Bancorp                                         675,422             18,385
FleetBoston Financial Corp.                          348,242             14,065
AmSouth Bancorp                                      259,500              6,129
Zions Bancorp                                         96,300              5,902
BB&T Corp.                                           141,353              5,466
UnionBanCal Corp.                                     94,774              5,134
Union Planters Corp.                                 137,000              4,558
SunTrust Banks, Inc.                                  57,700              3,870
Regions Financial Corp.                               96,900              3,561
First Tennessee National Corp.                        72,500              3,289
Mellon Financial Corp.                               103,000              3,077
Diversified Financial Services (6.0%)
Citigroup, Inc.                                   16,180,373            766,950
John Hancock Financial
 Services, Inc.                                    9,873,800            349,039
Merrill Lynch & Co., Inc.                          2,638,100            156,176
The Goldman Sachs Group, Inc.                      1,628,000            152,869
Morgan Stanley                                       324,160             17,787
Metropolitan Life Insurance Co.                      280,300              8,801
Marsh & McLennan Cos., Inc.                          168,500              7,203
CIT Group Inc.                                       138,800              4,666
Finance Companies
Capital One Financial Corp.                          103,700              6,305

FINANCIAL--DATA PROCESSING SERVICES (0.7%)
Automatic Data Processing, Inc.                    4,145,000            156,432

FINANCIAL--SMALL LOAN (0.9%)
SLM Corp.                                          5,454,300            213,590

FINANCIAL--MISCELLANEOUS (1.6%)
Fannie Mae                                         3,224,100            231,136
Freddie Mac                                        2,562,800            143,850
MBIA, Inc.                                           123,600              7,368
MBNA Corp.                                           261,300              6,467
Fidelity National Financial, Inc.                    192,516              5,953
Nationwide Financial
 Services, Inc.                                      103,400              3,513

INSURANCE--LIFE (0.1%)
The Principal Financial Group, Inc.                  235,200              7,373
Prudential Financial, Inc.                           182,100              7,036

INSURANCE--MULTILINE (4.1%)
 Allstate Corp.                                   11,944,544            471,809
 American International
  Group, Inc.                                      4,004,839            243,614
 The Hartford Financial
  Services Group Inc.                              2,783,327            152,805
 St. Paul Cos., Inc.                               2,819,500            107,508
 SAFECO Corp.                                        178,400              6,547
 Aon Corp.                                           276,400              6,053
 Old Republic International Corp.                    105,300              3,784
 Loews Corp.                                          42,500              1,827
*WellChoice Inc.                                      53,000              1,722

INSURANCE--PROPERTY-CASUALTY (0.1%)
Travelers Property Casualty Corp.
 Class A                                             586,800              9,565
W.R. Berkley Corp.                                   168,300              5,771
RenaissanceRe Holdings Ltd.                           36,000              1,619
Axis Capital Holdings Ltd.                            10,300                258

Real Estate Investment Trusts (0.1%)
iStar Financial Inc. REIT                            165,600              6,303
Simon Property Group, Inc. REIT                       76,700              3,458
General Growth
 Properties Inc. REIT                                 38,700              2,961

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
WINDSOR II FUND                                       SHARES              (000)
--------------------------------------------------------------------------------
Boston Properties, Inc. REIT                          62,600              2,770
Avalonbay Communities, Inc. REIT                      58,600              2,676
Kimco Realty Corp. REIT                               59,700              2,487
Liberty Property Trust REIT                           67,600              2,459
Public Storage, Inc. REIT                             54,600              2,184
ProLogis REIT                                         54,300              1,604
Archstone-Smith Trust REIT                            52,400              1,399
AMB Property Corp. REIT                               42,400              1,272
Equity Office Properties
 Trust REIT                                           39,900              1,118
New Plan Excel Realty Trust REIT                      36,300                824
Weingarten Realty
 Investors REIT                                        9,700                420
Equity Residential REIT                               10,600                310
Savings & Loan (2.0%)
Washington Mutual, Inc.                           10,749,749            470,302
Golden West Financial Corp.                           74,100              7,442
Sovereign Bancorp, Inc.                              341,200              7,100
Green Point Financial Corp.                          173,250              5,397
Charter One Financial, Inc.                          126,915              4,056

SECURITIES BROKERS & Services (0.1%)
Lehman Brothers Holdings, Inc.                       104,800              7,546
Countrywide Financial Corp.                           63,609              6,687
Bear Stearns Co., Inc.                                24,100              1,838
                                                                 ---------------
                                                                      6,971,393
                                                                 ---------------
HEALTH CARE (7.2%)
 Baxter International, Inc.                       17,186,700            456,822
 Bristol-Myers Squibb Co.                         17,643,100            447,605
 Schering-Plough Corp.                            25,764,800            393,429
 Pfizer Inc.                                       5,976,300            188,851
 Johnson & Johnson                                 2,826,000            142,233
 Wyeth                                             1,868,700             82,484
 Abbott Laboratories                                 245,600             10,467
 Aetna Inc.                                          125,000              7,176
 McKesson Corp.                                      120,100              3,635
 Becton, Dickinson & Co.                              79,700              2,914
*Tenet Healthcare Corp.                              156,300              2,157
 HCA Inc.                                             54,000              2,065
 Bausch & Lomb, Inc.                                  19,000                915
                                                                 ---------------
                                                                      1,740,753
                                                                 ---------------
INTEGRATED OILS (9.4%)
ConocoPhillips Co.                                11,084,634            633,487
Occidental Petroleum Corp.                        15,877,100            559,827
ChevronTexaco Corp.                                7,500,543            557,290
BP PLC ADR                                        10,473,972            443,887
ExxonMobil Corp.                                   2,212,994             80,951
Unocal Corp.                                         101,600              3,219
Marathon Oil Corp.                                     5,500                163
                                                                 ---------------
                                                                      2,278,824
                                                                 ---------------
OTHER ENERGY (1.2%)
*Transocean Inc.                                   8,476,431            162,663
*(2)Reliant Resources, Inc.                       20,690,743            102,419
 Apache Corp.                                        106,785              7,445
 Burlington Resources, Inc.                          114,800              5,584
 Anadarko Petroleum Corp.                            115,000              5,016
 Devon Energy Corp.                                   79,581              3,860
 Sunoco, Inc.                                         53,300              2,332
 Kerr-McGee Corp.                                     50,500              2,096
                                                                 ---------------
                                                                        291,415
                                                                 ---------------
MATERIALS & processing (2.7%)
(2)Hanson PLC ADR                                  7,826,950            268,856
   Monsanto Co.                                    5,806,800            145,460
   Dow Chemical Co.                                2,014,700             75,934
(2)Millennium Chemicals, Inc.                      7,368,142             73,829
(2)Crompton Corp.                                  6,238,569             33,439
   E.I. du Pont de Nemours & Co.                     290,087             11,720
   Praxair, Inc.                                     129,900              9,038
   Alcoa Inc.                                        280,000              8,840
   International Paper Co.                           150,700              5,930
   Georgia Pacific Group                             195,600              5,140
   Eastman Chemical Co.                              137,600              4,467
  Masco Corp.                                        152,400              4,191
  Sherwin-Williams Co.                               112,400              3,770
  PPG Industries, Inc.                                56,500              3,257
* Owens-Illinois, Inc.                               107,800              1,326
                                                                 ---------------
                                                                        655,197
                                                                 ---------------
PRODUCER DURABLES (5.7%)
   The Boeing Co.                                 14,485,300            557,539
   Emerson Electric Co.                            5,760,900            326,931
(2)Cooper Industries, Inc. Class A                 4,650,800            246,027
   United Technologies Corp.                       1,647,896            139,560
   Northrop Grumman Corp.                            799,300             71,457
   Ingersoll-Rand Co.                                140,200              8,468
   Caterpillar, Inc.                                 114,100              8,361
   Deere & Co.                                       135,700              8,226
   Lockheed Martin Corp.                             126,700              5,874
   Lennar Corp. Class A                               44,100              4,051
   Diebold, Inc.                                      47,600              2,716
   Pulte Homes, Inc.                                  31,200              2,699
                                                                 ---------------
                                                                      1,381,909
                                                                 ---------------
TECHNOLOGY (3.0%)
  INTERNATIONAL BUSINESS
   Machines Corp.                                  2,032,700            181,886
  Hewlett-Packard Co.                              8,106,472            180,855
* Computer Sciences Corp.                          2,262,650             89,646
* Corning, Inc.                                    7,384,600             81,083
  Motorola, Inc.                                   5,891,200             79,708
  Electronic Data Systems Corp.                    3,518,100             75,463
* Unisys Corp.                                       396,500              6,090
  Scientific-Atlanta, Inc.                           163,700              4,845

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                      SHARES              (000)
--------------------------------------------------------------------------------
  General Dynamics Corp.                              55,600              4,654
* Storage Technology Corp.                           191,500              4,615
  Raytheon Co.                                       152,600              4,041
  Computer Associates
   International, Inc.                               135,900              3,196
  Rockwell Automation, Inc.                           94,100              2,922
* Ceridian Corp.                                      17,400                365
                                                                 ---------------
                                                                        719,369
                                                                 ---------------
UTILITIES (9.6%)
 Verizon Communications                           11,998,754            403,158
 Entergy Corp.                                     7,058,400            380,448
 American Electric
  Power Co., Inc.                                 13,054,460            368,005
 Duke Energy Corp.                                19,662,300            356,871
 Public Service Enterprise
  Group, Inc.                                      7,123,600            291,142
(2)CenterPoint Energy Inc.                        19,027,000            186,655
 Southern Co.                                      3,825,100            113,988
*Comcast Corp. Class A                             2,371,363             80,437
 AT&T Corp.                                        2,011,769             37,399
 SBC Communications Inc.                           1,030,049             24,701
 BellSouth Corp.                                     611,700             16,094
 Sprint Corp.                                        619,100              9,906
 Exelon Corp.                                        134,700              8,547
*AES Corp.                                           826,500              7,232
 PPL Corp.                                           177,800              7,098
*Edison International                                353,200              6,962
 Wisconsin Energy Corp.                              199,200              6,524
 Sempra Energy                                       211,800              5,888
 Dominion Resources, Inc.                             88,200              5,433
 TXU Corp.                                           216,000              4,929
 NiSource, Inc.                                      229,600              4,755
 NSTAR                                                62,900              2,937
 Northeast Utilities                                 116,100              2,187
 Energy East Corp.                                    52,600              1,181
                                                                 ---------------
                                                                      2,332,477
                                                                 ---------------
OTHER (4.5%)
Tyco International Ltd.                           25,191,000            525,988
General Electric Co.                               9,535,800            276,634
ITT Industries, Inc.                               4,050,500            275,394
Honeywell International Inc.                         269,900              8,262
Eaton Corp.                                           79,800              7,999
Textron, Inc.                                         36,600              1,819
                                                                 ---------------
                                                                      1,096,096
                                                                 ---------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $18,294,729)                                                  22,784,042
--------------------------------------------------------------------------------
TEMPORARY INVESTMENTS (6.1%)(1)
--------------------------------------------------------------------------------
Vanguard Index Participation Equity Receipts--
 Total Stock Market                                1,992,800            201,831
Federal National Mortgage Assn.
(3)   1.07%, 1/14/2004                               $ 5,000              4,990
(3)   1.05%, 1/20/2004                                28,000             27,938
(3)   1.05%, 1/21/2004                                 3,000              2,993
Repurchase Agreement
Collateralized by U.S. Government
Obligations in a Pooled
Cash Account
1.07%, 11/3/2003                                   1,246,003          1,246,003
--------------------------------------------------------------------------------
TOTAL TEMPORARY INVESTMENTS
 (Cost $1,451,287)                                                    1,483,755
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
 (Cost $19,746,016)                                                  24,267,797
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
--------------------------------------------------------------------------------
Other Assets                                                            112,753
Liabilities                                                            (125,368)
                                                                 ---------------
                                                                        (12,615)
                                                                 ---------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                   $24,255,182
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange traded funds. After giving effect to these investments, the fund's effective common stock and temporary cash investment positions represent 97.4% and 2.7%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $1,049,035,000.
(3)Security segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                                         AMOUNT
WINDSOR II FUND                                                           (000)
--------------------------------------------------------------------------------
AT OCTOBER 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital $21,376,486
Undistributed Net Investment Income 145,103
Accumulated Net Realized Losses (1,808,420)
Unrealized Appreciation
Investment Securities 4,521,781
Futures Contracts 20,232
--------------------------------------------------------------------------------
 NET ASSETS                                                         $24,255,182
================================================================================
Investor Shares--Net Assets
Applicable to 847,021,519 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                          $20,842,863
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 INVESTOR SHARES                                                         $24.61
================================================================================
Admiral Shares--Net Assets
Applicable to 78,100,035 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                           $3,412,319
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 ADMIRAL SHARES                                                          $43.69
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                                WINDSOR II FUND
                                                    YEAR ENDED OCTOBER 31, 2003
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends*                                                           $ 577,418
 Interest                                                                10,153
 Security Lending                                                           174
--------------------------------------------------------------------------------
  Total Income                                                          587,745
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fee                                                              27,447
  Performance Adjustment                                                  5,551
The Vanguard Group--Note C
 Management and Administrative
  Investor Shares                                                        49,126
  Admiral Shares                                                          4,394
 Marketing and Distribution
  Investor Shares                                                         2,250
  Admiral Shares                                                            292
Custodian Fees                                                              426
Auditing Fees                                                                15
Shareholders' Reports and Proxies
 Investor Shares                                                            724
 Admiral Shares                                                              14
Trustees' Fees and Expenses                                                  28
--------------------------------------------------------------------------------
  Total Expenses                                                         90,267
  Expenses Paid Indirectly--Note D                                       (3,955)
--------------------------------------------------------------------------------
Net Expenses                                                             86,312
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   501,433
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold*                                           (922,670)
 Futures Contracts                                                       46,600
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                               (876,070)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                                4,463,624
 Futures Contracts                                                       20,716
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                      4,484,340
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $4,109,703
================================================================================
*Dividend income and realized net gain (loss) from affiliated companies of the fund were $66,418,000 and $(596,257,000), respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                            WINDSOR II FUND
                                                    ----------------------------
                                                         YEAR ENDED OCTOBER 31,
--------------------------------------------------------------------------------
                                                          2003             2002
                                                         (000)            (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income                                $ 501,433        $ 502,088
Realized Net Gain (Loss)                              (876,070)        (983,852)
Change in Unrealized Appreciation (Depreciation)     4,484,340       (2,528,955)
 Net Increase (Decrease) in Net Assets
 Resulting from Operations                           4,109,703       (3,010,719)
Distributions
Net Investment Income
 Investor Shares                                      (438,682)        (454,070)
 Admiral Shares                                        (67,028)         (53,970)
Realized Capital Gain
 Investor Shares                                            --         (130,500)
 Admiral Shares                                             --          (13,444)
--------------------------------------------------------------------------------
Total Distributions                                   (505,710)        (651,984)
================================================================================
CAPITAL SHARE TRANSACTIONS--NOTE G
 Investor Shares                                       (13,104)        (543,843)
 Admiral  Shares                                       445,998          890,245
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
  Capital Share Transactions                           432,894          346,402
--------------------------------------------------------------------------------
 Total Increase (Decrease)                           4,036,887       (3,316,301)
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                                20,218,295       23,534,596
--------------------------------------------------------------------------------
 End of Period                                     $24,255,182      $20,218,295
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

WINDSOR II FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------
                                                              YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD    2003      2002      2001      2000      1999
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $20.87    $24.50    $27.58    $29.03    $31.07
----------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                             .51       .51      .564       .64       .64
 Net Realized and Unrealized Gain (Loss)
 on Investments                                   3.75     (3.47)   (1.819)     1.08       .73
  Total from Investment Operations                4.26     (2.96)   (1.255)     1.72      1.37
----------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income             (.52)     (.52)    (.585)     (.67)     (.74)
 Distributions from Realized Capital Gains          --      (.15)   (1.240)    (2.50)    (2.67)
----------------------------------------------------------------------------------------------
  Total Distributions                             (.52)     (.67)   (1.825)    (3.17)    (3.41)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $24.61    $20.87    $24.50    $27.58    $29.03
==============================================================================================
TOTAL RETURN                                    20.68%   -12.51%    -4.89%     7.22%     4.57%
==============================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)          $20,843   $17,735   $21,495   $24,070   $30,541
 Ratio of Total Expenses to Average Net Assets    .43%      .42%      .40%      .37%      .37%
 Ratio of Net Investment Income to
  Average Net Assets                             2.31%     2.12%     2.10%     2.36%     2.08%
 Portfolio Turnover Rate                           29%       41%       33%       26%       26%
==============================================================================================

WINDSOR II FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                        YEAR ENDED
                                                        OCTOBER 31,  MAY 14* TO
                                                    -----------------  OCT. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         2003      2002      2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $37.05    $43.50    $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                  .95      .944      .408
 Net Realized and Unrealized Gain (Loss)
  on Investments                                       6.65    (6.167)   (6.433)
--------------------------------------------------------------------------------
  Total from Investment Operations                     7.60    (5.223)   (6.025)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                  (.96)    (.962)    (.475)
 Distributions from Realized Capital Gains               --     (.265)       --
--------------------------------------------------------------------------------
 Total Distributions                                   (.96)   (1.227)    (.475)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $43.69    $37.05    $43.50
================================================================================
TOTAL RETURN                                         20.79%   -12.44%   -12.16%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                $3,412    $2,484    $2,039
 Ratio of Total Expenses to Average Net Assets        0.32%     0.35%   0.35%**
 Ratio of Net Investment Income to Average Net Assets 2.41%     2.18%   1.83%**
 Portfolio Turnover Rate                                29%       41%       33%
================================================================================
*Inception.
**Annualized.



SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. FUTURES CONTRACTS: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Barrow, Hanley, Mewhinney & Strauss, Inc.; Equinox Capital Management, LLC; and Tukman Capital Management, Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of each advisor are subject to quarterly adjustments based on performance for the preceding three years relative to a designated market index: for Barrow, Hanley, Mewhinney & Strauss, Inc., the S&P 500/Barra Value Index; for Equinox Capital Management, LLC, the Russell 1000 Value Index; and for Tukman Capital Management, Inc., the S&P 500 Index.

     The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $532,000 for the year ended October 31, 2003.

     For the year ended October 31, 2003, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund's average net assets before an increase of $5,551,000 (0.03%) based on performance.

     In November 2003, the board of trustees approved the addition of a fifth investment advisor, Hotchkis & Wiley Capital Management, LLC, to manage a portion of the fund's assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2003, the fund had contributed capital of $3,871,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 3.87% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2003, directed brokerage and custodian fee offset arrangements reduced expenses by $3,950,000 and $5,000, respectively. The total expense reduction represented an effective annual rate of 0.02% of the fund's average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     For tax purposes, at October 31, 2003, the fund had $177,742,000 of ordinary income available for distribution. The fund had available realized losses of $1,787,283,000 to offset future net capital gains of $918,354,000 through October 31, 2010, and $868,929,000 through October 31, 2011.

     At October 31, 2003, net unrealized appreciation of investment securities for tax purposes was $4,521,781,000, consisting of unrealized gains of $5,977,106,000 on securities that had risen in value since their purchase and $1,455,325,000 in unrealized losses on securities that had fallen in value since their purchase.

     At October 31, 2003, the aggregate settlement value of open futures contracts expiring in December 2003 and the related unrealized appreciation were:

--------------------------------------------------------------------------------
                                                     (000)
                        --------------------------------------------------------
                                                  AGGREGATE          UNREALIZED
                               NUMBER OF         SETTLEMENT        APPRECIATION
FUTURES CONTRACTS         LONG CONTRACTS              VALUE      (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index                      1,829           $479,884             $13,983
S&P MidCap 400 Index                 525            143,968               6,249
--------------------------------------------------------------------------------

Unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.


F. During the year ended October 31, 2003, the fund purchased $6,055,798,000 of investment securities and sold $6,041,577,000 of investment securities, other than temporary cash investments.


G. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                          YEAR ENDED OCTOBER 31,
                         -------------------------------------------------------
                                      2003                        2002
                         ---------------------------    ------------------------
                           AMOUNT           SHARES        AMOUNT         SHARES
                            (000)            (000)         (000)          (000)
--------------------------------------------------------------------------------
INVESTOR SHARES
 Issued               $ 2,445,205          109,975   $ 2,838,280        116,530
 Issued in Lieu of Cash
  Distributions           421,062           18,851       561,971         22,591
 Redeemed             $(2,879,371)        (131,559)   (3,944,094)      (166,688)
                    ------------------------------------------------------------
  Net Increase (Decrease)
  --Investor Shares       (13,104)          (2,733)     (543,843)       (27,567)
                    ------------------------------------------------------------
ADMIRAL SHARES
 Issued                   893,273           22,297     1,159,318         26,681
 Issued in Lieu of Cash
  Distributions            59,671            1,502        60,629          1,376
  Redeemed               (506,946)         (12,738)     (329,702)        (7,895)
                    ------------------------------------------------------------
   Net Increase (Decrease)
   --Admiral Shares       445,998           11,061       890,245         20,162
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard Windsor II Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Windsor II Fund (the "Fund") at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 8, 2003

--------------------------------------------------------------------------------
SPECIAL 2003 TAX INFORMATION
(unaudited) FOR VANGUARD WINDSOR II FUND

This information for the fiscal year ended October 31, 2003, is included pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund intends to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by the fund will be provided to individual shareholders on their 2003 Form 1099-DIV.
--------------------------------------------------------------------------------

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com(R) was built for you--and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our Planning & Advice and Research Funds & Stocks sections to:

* Determine what asset allocation might best suit your needs--by taking our Investor Questionnaire.

* Find out how much to save for retirement and your children's college education-- by using our planning tools.

* Learn how to achieve your goals--by reading our PlainTalk(R) investment guides.

* Find your next fund--by using the Compare Funds, Compare Costs, and Narrow Your Fund Choices tools.

* Look up fund price, performance history, and distribution information--in a snap.


INVEST AND MANAGE ACCOUNTS WITH EASE

Log on to VANGUARD.COM to:

* See what you own (at Vanguard and elsewhere) and how your investments are doing.

*    Elect  to  receive  online  statements,   fund  reports  (like  this  one),
     prospectuses, and tax forms.

*    Analyze your portfolio's holdings and performance.

* Open new accounts, buy and sell shares, and exchange money between funds--securely and easily.

* Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets.

FIND OUT WHAT VANGUARD.COM CAN DO FOR YOU. LOG ON TODAY!

CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. The contribution limits on IRAs were recently raised, making these tax-deferred accounts more powerful options for retirement savers.

Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR

It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

MAKE IT AUTOMATIC

Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST

The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS

Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

THE VANGUARD(R) FAMILY OF FUNDS STOCK FUNDS

500 INDEX FUND
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Dividend Growth Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Explorer(TM) Fund
International Growth Fund
International Value Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) I Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(R) Fund
Target Retirement Funds:
Retirement Income
Retirement 2005
Retirement 2015
Retirement 2025
Retirement 2035
Retirement 2045
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds (California, Florida,
Massachusetts, New Jersey, New York, Ohio, Pennsylvania)
Total Bond MarketIndex Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt  Money Market Funds  (California,  New Jersey,
 New York, Ohio,Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio


For information about Vanguard funds and annuities, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (112)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (112)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (112)                Chairman (JanuarySeptember 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (112)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL TRUSTEE              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (110)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (112)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (112)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceuti-cal distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (112)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (112)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
 Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

[VANGUARD SHIP LOGO]
THE VANGUARD GROUP(R)
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Admiral, Explorer, Morgan, LifeStrategy, PlainTalk, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

S&P 500(R), Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2003 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q730 122003

ITEM 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

ITEM 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant's Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.


ITEM 4: Not applicable.

ITEM 5: Not applicable.

ITEM 6: Reserved.

ITEM 7: Not applicable.

ITEM 8: Reserved.

ITEM 9: CONTROLS AND PROCEDURES.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10: EXHIBITS.  The following exhibits are attached hereto:
         (a) code of ethics
         (b) certifications

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      VANGUARD WINDSOR FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: December 12, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      VANGUARD WINDSOR FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: December 12, 2003

      VANGUARD WINDSOR FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
            THOMAS J. HIGGINS*
               TREASURER

Date: December 12, 2003

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.